Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q08

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Income:
Segment View	4
Regional View	5
Net Revenues:
Segment View	6
Regional View	7

Segment Detail

Global Cards	8 - 10
Consumer Banking	11 -14
Institutional Clients Group (ICG)	15
Securities and Banking	16
Transaction Services	17
Global Wealth Management	18 - 19

Regional Detail
North America	20
EMEA	21
Latin America	22
Asia	23 -24

Citigroup Supplemental Detail
Return on Capital	25
Average Balances and Interest Rates	26
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	27
Allowance for Credit Losses:
Total Citigroup	28
Consumer Loans	29
Corporate Loans	30
Components of Provision for Loan Losses	31
Non-Performing Assets	32

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

												3Q08 vs.	Nine	Nine		YTD 2008 vs.
	1Q	2Q	3Q	4Q		1Q		2Q		3Q		3Q07 Increase/	Months	Months		YTD 2007 Increase/
	2007	2007	2007	2007		2008		2008		2008		(Decrease)	2007	2008		(Decrease)

Total Revenues, Net of Interest Expense	$24,646	$25,790	$21,640	$6,419		$12,441		$18,077		$16,680		(23)%	$72,076	$47,198		(35)%
Total Operating Expenses	15,121	14,429	14,152	16,100		15,775		15,644		14,425		2%	43,702	45,844		5%
Provision for Loan Losses and for Benefits and Claims	2,810	2,579	4,867	7,661		5,852		7,100		9,067		86%	10,256	22,019		NM
Income Taxes	1,797	2,619	492	(7,406)		(3,939)		(2,404)		(3,294)		NM	4,908	(9,637)		NM
Minority Interest	47	123	20	95		(21)		76		(95)		NM	190	(40)		NM
Income (Loss) from Continuing Operations	$4,871	$6,040	$2,109	$(10,031)		$(5,226)		$(2,339)		$(3,423)		NM	$13,020	$(10,988)		NM
Discontinued Operations, After-tax	141	186	103	198		115		(156)		608		NM	430	567		32%

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$(2,495)		$(2,815)		NM	$13,450	$(10,421)		NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$0.98	$1.21	$0.42	$(2.03	)(1)	$(1.04	)(1)	$(0.51	)(1)	$(0.71	)(1)	NM	$2.60	$(2.26	)(1)	NM
Net Income (Loss)	$1.01	$1.24	$0.44	$(1.99	)(1)	$(1.02	)(1)	$(0.54	)(1)	$(0.60	)(1)	NM	$2.69	$(2.15	)(1)	NM

Shares (in millions):
Average Basic	4,877.0	4,898.3	4,916.1	4,931.9		5,085.6		5,287.4		5,341.8		9%	4,897.1	5,238.3
Average Diluted	4,967.9	4,992.9	5,010.9	5,009.3		5,591.1		5,800.0		5,867.3		17%	4,990.6	5,752.8
Common Shares Outstanding, at period end	4,946.4	4,974.6	4,981.1	4,994.6		5,249.8		5,445.4		5,449.5		9%

Preferred Dividends - Basic (in millions) (2)	$16	$14	$6	$—		$83		$361		$389			$36	$833
Preferred Dividends - Diluted (in millions) (2)	$16	$14	$6	$—		$17		$91		$119			$36	$227

Financial Ratios:
Tier 1 Capital Ratio	8.26%	7.91%	7.32%	7.12%		7.74%		8.74%		8.2	%*
Total Capital Ratio	11.48%	11.23%	10.61%	10.70%		11.22%		12.29%		11.7	%*
Leverage Ratio	4.84%	4.37%	4.13%	4.03%		4.39%		5.04%		4.7	%*
Return on Common Equity	17.1%	20.1%	6.9%	(32.4)%		(18.6)%		(10.4)%		(12.2	)%*		14.6%	(13.8)%

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,020.8	$2,220.7	$2,358.1	$2,187.5		$2,199.7		$2,100.4		$2,050.5	*	(13)%
Trading Account Assets	460.1	538.3	581.2	539.0		578.4		505.4		457.2	*	(21)%
Total Loans	693.3	742.9	774.0	778.0		789.8		746.8		717.0	*	(7)%
Total Deposits	738.5	771.8	812.9	826.2		831.2		803.6		780.3	*	(4)%
Stockholders’ Equity	121.9	127.6	127.0	113.4		128.1		136.4		126.1	*	(1)%
Equity and Trust Securities	131.3	137.8	138.7	137.2		152.2		160.1		149.7	*	8%
Book Value Per Share	$24.45	$25.53	$25.45	$22.71		$20.70		$20.01		$18.10	*	(29)%

Direct Staff (in thousands)	343	361	371	375		369		363		352	*	(5)%

Segment Net Income:
Global Cards	$1,250	$1,048	$1,442	$934		$1,226		$452		$(902)		NM	$3,740	$776		(79)%
Consumer Banking	1,179	1,400	156	(578)		52		(828)		(1,099)		NM	2,735	(1,875)		NM
Institutional Clients Group (ICG)	2,917	3,384	267	(10,723)		(6,357)		(2,044)		(2,017)		NM	6,568	(10,418)		NM
Global Wealth Management (GWM)	448	512	490	524		294		405		363		(26)%	1,450	1,062		(27)%
Corporate/Other	(923)	(304)	(246)	(188)		(441)		(324)		232		NM	(1,473)	(533)		64%
Discontinued Operations	141	186	103	198		115		(156)		608		NM	430	567		32%
Total Net Income	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$(2,495)		$(2,815)		NM	$13,450	$(10,421)		NM

Regional Net Income (3):
North America	$3,244	$3,397	$481	$(8,947)		$(5,586)		$(3,317)		$(4,639)		NM	$7,122	$(13,542)		NM
Europe, Middle East and Africa (EMEA)	693	910	(20)	(3,296)		(1,159)		(128)		9		NM	1,583	(1,278)		NM
Latin America	785	787	1,084	939		1,195		658		280		(74)%	2,656	2,133		(20)%
Asia	1,072	1,250	810	1,461		765		772		695		(14)%	3,132	2,232		(29)%
Corporate/Other	(923)	(304)	(246)	(188)		(441)		(324)		232		NM	(1,473)	(533)		64%
Discontinued Operations	141	186	103	198		115		(156)		608		NM	430	567		32%
Total Net Income	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$(2,495)		$(2,815)		NM	$13,450	$(10,421)		NM

(1)

Diluted shares used in the Diluted EPS calculation represent Basic Shares for the fourth quarter of 2007, first, second and third quarters of 2008 due to the Net Loss. Using actual Diluted shares would result in anti-dilution.

(2)

Beginning in the fourth quarter of 2008, preferred stock dividends (subject to declaration) will vary quarter-to-quarter due to Series E being declared on a semi-annual basis compared to a quarterly basis for all other series.

(3) Asia includes Japan, Latin America includes Mexico, and North America includes U.S., Canada and Puerto Rico.
NM Not meaningful

Reclassified to conform to the current period’s presentation.
* Preliminary

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Revenues
Interest revenue	$27,417	$29,889	$32,267	$31,856	$29,190	$27,372	$26,182	(19)%	$89,573	$82,744	(8)%
Interest expense	17,192	18,812	20,423	19,624	16,122	13,407	12,776	(37)%	56,427	42,305	(25)%
Net interest revenue	10,225	11,077	11,844	12,232	13,068	13,965	13,406	13%	33,146	40,439	22%

Commissions and fees	5,488	6,526	3,944	4,748	1,576	6,043	3,425	(13)%	15,958	11,044	(31)%
Principal transactions	3,166	2,627	(246)	(17,633)	(6,663)	(5,589)	(2,904)	NM	5,547	(15,156)	NM
Administrative and other fiduciary fees	1,941	2,234	2,460	2,497	2,298	2,289	2,165	(12)%	6,635	6,752	2%
Realized gains (losses) from sales of investments	473	119	263	313	(119)	(139)	(605)	NM	855	(863)	NM
Insurance premiums	730	743	772	817	843	847	823	7%	2,245	2,513	12%
Other revenue	2,623	2,464	2,603	3,445	1,438	661	370	(86)%	7,690	2,469	(68)%
Total non-interest revenues	14,421	14,713	9,796	(5,813)	(627)	4,112	3,274	(67)%	38,930	6,759	(83)%
Total revenues, net of interest expense	24,646	25,790	21,640	6,419	12,441	18,077	16,680	(23)%	72,076	47,198	(35)%

Provisions for Credit Losses and for Benefits and Claims
Provision for loan losses	2,549	2,382	4,581	7,320	5,577	6,983	8,943	95%	9,512	21,503	NM
Policyholder benefits and claims	261	197	236	241	275	260	274	16%	694	809	17%
Provision for unfunded lending commitments	—	—	50	100	—	(143)	(150)	—	50	(293)	NM
Total provisions for credit losses and for benefits and claims	2,810	2,579	4,867	7,661	5,852	7,100	9,067	86%	10,256	22,019	NM

Operating Expenses
Compensation and benefits	8,566	8,787	7,595	8,944	8,933	9,060	7,865	4%	24,948	25,858	4%
Premises and Equipment	1,525	1,595	1,741	1,787	1,783	1,834	1,771	2%	4,861	5,388	11%
Technology / communication expense	970	1,139	1,159	1,243	1,215	1,248	1,240	7%	3,268	3,703	13%
Advertising and marketing expense	578	733	766	726	636	648	515	(33)%	2,077	1,799	(13)%
Restructuring-related items	1,377	63	35	53	15	(44)	8	(77)%	1,475	(21)	NM
Other operating	2,105	2,112	2,856	3,347	3,193	2,898	3,026	6%	7,073	9,117	29%
Total operating expenses	15,121	14,429	14,152	16,100	15,775	15,644	14,425	2%	43,702	45,844	5%

Income (Loss) from Continuing Operations before Income Taxes and Minority Interest	6,715	8,782	2,621	(17,342)	(9,186)	(4,667)	(6,812)	NM	18,118	(20,665)	NM
Provision (benefits) for income taxes	1,797	2,619	492	(7,406)	(3,939)	(2,404)	(3,294)	NM	4,908	(9,637)	NM
Minority interest, net of income taxes	47	123	20	95	(21)	76	(95)	NM	190	(40)	NM

Income (Loss) from Continuing Operations	4,871	6,040	2,109	(10,031)	(5,226)	(2,339)	(3,423)	NM	13,020	(10,988)	NM
Discontinued Operations (1)
Income from Discontinued Operations	206	277	148	294	163	232	501		631	896
Gain (Loss) on Sale / Pending Sale	—	—	—	—	—	(517)	9		—	(508)
Provision (benefits) for income taxes	65	91	45	96	48	(129)	(98)		201	(179)
Income from Discontinued Operations, net	141	186	103	198	115	(156)	608		430	567
Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	NM	$13,450	$(10,421)	NM

(1)	Discontinued Operations includes:

	a)	The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.
	b)	The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

								Sept 30, 2008
								vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31, 2007
	2007	2007	2007	2007	2008	2008	2008 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,421	$30,635	$38,226	$38,206	$30,837	$44,824	$62,951	65%
Deposits with banks	44,906	70,897	58,713	69,366	73,318	67,945	78,670	13%
Federal funds sold and securities borrowed or purchased under agreements to resell	303,925	348,129	383,217	274,066	239,006	220,169	225,409	(18)%
Brokerage receivables	51,976	61,144	69,062	57,359	65,653	62,492	80,532	40%
Trading account assets	460,065	538,316	581,220	538,984	578,437	505,439	457,193	(15)%
Investments	286,567	257,880	240,828	215,008	204,155	232,528	205,731	(4)%
Loans, net of unearned income
Consumer (2)	519,105	551,223	570,891	592,307	596,987	571,238	543,436	(8)%
Corporate	174,239	191,701	203,078	185,686	192,856	175,552	173,519	(7)%
Loans, net of unearned income	693,344	742,924	773,969	777,993	789,843	746,790	716,955	(8)%
Allowance for loan losses	(9,510)	(10,381)	(12,728)	(16,117)	(18,257)	(20,777)	(24,005)	(49)%
Total loans, net	683,834	732,543	761,241	761,876	771,586	726,013	692,950	(9)%
Goodwill	34,229	39,080	39,798	41,053	43,471	42,386	39,662	(3)%
Intangible assets	19,330	22,975	23,651	22,687	23,945	24,542	23,464	3%
Other assets	111,562	119,116	162,159	168,875	169,289	161,101	165,280	(2)%
Assets of discontinued operations held for sale (2)	—	—	—	—	—	12,946	18,627	—
Total assets	$2,020,815	$2,220,715	$2,358,115	$2,187,480	$2,199,697	$2,100,385	$2,050,469	(6)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$39,296	$41,740	$38,842	$40,859	$43,779	$49,636	$61,694	51%
Interest-bearing deposits in U.S. offices	198,840	196,481	211,147	225,198	226,285	210,916	215,423	(4)%
Non-interest-bearing deposits in offices outside the U.S.	36,328	39,132	43,052	43,335	45,230	46,765	46,348	7%
Interest-bearing deposits in offices outside the U.S.	464,057	494,408	519,809	516,838	515,914	496,325	456,878	(12)%
Total deposits (2)	738,521	771,761	812,850	826,230	831,208	803,642	780,343	(6)%
Federal funds purchased and securities loaned or sold under agreements to repurchase	393,670	394,143	440,369	304,243	279,561	246,107	250,419	(18)%
Brokerage payables	88,722	96,528	94,830	84,951	95,597	96,432	117,536	38%
Trading account liabilities	173,902	217,992	215,623	182,082	201,986	189,468	169,283	(7)%
Short-term borrowings	111,179	167,139	194,304	146,488	135,799	114,445	101,855	(30)%
Long-term debt	310,768	340,077	364,526	427,112	424,959	417,928	396,097	(7)%
Other liabilities (3)	82,121	105,472	108,651	102,927	102,519	95,502	94,601	(8)%
Liabilities of discontinued operations held for sale (2)	—	—	—	—	—	456	14,273	—
Total liabilities	1,898,883	2,093,112	2,231,153	2,074,033	2,071,629	1,963,980	1,924,407	(7)%

Stockholders’ equity
Preferred Stock	1,000	600	200	—	19,384	27,424	27,424	—
Common Stock	55	55	55	55	55	57	57	4%
Additional paid-in capital	17,341	17,725	18,297	18,007	11,131	16,594	16,884	(6)%
Retained earnings	131,244	134,781	134,294	121,769	114,899	110,290	105,340	(13)%
Treasury stock	(23,833)	(22,588)	(22,329)	(21,724)	(10,020)	(9,911)	(9,642)	56%
Accumulated other comprehensive income (loss)	(3,875)	(2,970)	(3,555)	(4,660)	(7,381)	(8,049)	(14,001)	NM
Total stockholders’ equity	121,932	127,603	126,962	113,447	128,068	136,405	126,062	11%
Total liabilities and stockholders’ equity	$2,020,815	$2,220,715	$2,358,115	$2,187,480	$2,199,697	$2,100,385	$2,050,469	(6)%

(1)	Preliminary
(2)

Assets and Liabilities of discontinued operations held-for-sale include $15.6 billion of loans and $13.5 billion of deposits at September 30, 2008, respectively, related to the announced sale of Citigroup’s Retail Banking Operations in Germany.

(3)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,100 million for the first and second quarters of 2007, $1,150 million for the third quarter of 2007 and $1,250 million for the fourth quarter of 2007, respectively, $1,250 million for the first quarter of 2008, $1,107 million for the second quarter of 2008, and $957 mil

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME SEGMENT VIEW (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Global Cards:
North America	$872	$711	$808	$322	$537	$178	$(873)	NM	$2,391	$(158)	NM
EMEA	38	44	30	120	42	4	(25)	NM	112	21	(81)%
Latin America	235	184	563	251	516	165	(36)	NM	982	645	(34)%
Asia	105	109	41	241	131	105	32	(22)%	255	268	5%
Total Global Cards	1,250	1,048	1,442	934	1,226	452	(902)	NM	3,740	776	(79)%

Consumer Banking:
North America	750	891	59	(920)	(333)	(951)	(1,080)	NM	1,700	(2,364)	NM
EMEA	(46)	16	(28)	(64)	(85)	(63)	(94)	NM	(58)	(242)	NM
Latin America	169	183	102	206	271	76	29	(72)%	454	376	(17)%
Asia	306	310	23	200	199	110	46	100%	639	355	(44)%
Total Consumer Banking	1,179	1,400	156	(578)	52	(828)	(1,099)	NM	2,735	(1,875)	NM

Institutional Clients Group (ICG):
North America	1,261	1,461	(720)	(8,735)	(5,955)	(2,853)	(2,950)	NM	2,002	(11,758)	NM
EMEA	694	804	(26)	(3,372)	(1,142)	(89)	104	NM	1,472	(1,127)	NM
Latin America	366	391	407	466	382	402	271	(33)%	1,164	1,055	(9)%
Asia	596	728	606	918	358	496	558	(8)%	1,930	1,412	(27)%
Total Institutional Clients Group (ICG)	2,917	3,384	267	(10,723)	(6,357)	(2,044)	(2,017)	NM	6,568	(10,418)	NM

Global Wealth Management:
North America	361	334	334	386	165	309	264	(21)%	1,029	738	(28)%
EMEA	7	46	4	20	26	20	24	NM	57	70	23%
Latin America	15	29	12	16	26	15	16	33%	56	57	2%
Asia	65	103	140	102	77	61	59	(58)%	308	197	(36)%
Total Global Wealth Management	448	512	490	524	294	405	363	(26)%	1,450	1,062	(27)%

Corporate / Other	(923)	(304)	(246)	(188)	(441)	(324)	232	NM	(1,473)	(533)	64%

Income (Loss) From Continuing Operations	4,871	6,040	2,109	(10,031)	(5,226)	(2,339)	(3,423)	NM	13,020	(10,988)	NM

Discontinued Operations	141	186	103	198	115	(156)	608		430	567

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	NM	$13,450	$(10,421)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME REGIONAL VIEW (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

North America
Global Cards	$872	$711	$808	$322	$537	$178	$(873)	NM	$2,391	$(158)	NM
Consumer Banking	750	891	59	(920)	(333)	(951)	(1,080)	NM	1,700	(2,364)	NM
Institutional Clients Group	1,261	1,461	(720)	(8,735)	(5,955)	(2,853)	(2,950)	NM	2,002	(11,758)	NM
Securities & Banking	1,227	1,409	(780)	(8,785)	(6,034)	(2,904)	(3,037)	NM	1,856	(11,975)	NM
Transaction Services	34	52	60	50	79	51	87	45%	146	217	49%
Global Wealth Management	361	334	334	386	165	309	264	(21)%	1,029	738	(28)%
Total North America	3,244	3,397	481	(8,947)	(5,586)	(3,317)	(4,639)	NM	7,122	(13,542)	NM

EMEA
Global Cards	38	44	30	120	42	4	(25)	NM	112	21	(81)%
Consumer Banking	(46)	16	(28)	(64)	(85)	(63)	(94)	NM	(58)	(242)	NM
Institutional Clients Group	694	804	(26)	(3,372)	(1,142)	(89)	104	NM	1,472	(1,127)	NM
Securities & Banking	544	631	(205)	(3,543)	(1,364)	(327)	(175)	15%	970	(1,866)	NM
Transaction Services	150	173	179	171	222	238	279	56%	502	739	47%
Global Wealth Management	7	46	4	20	26	20	24	NM	57	70	23%
Total EMEA	693	910	(20)	(3,296)	(1,159)	(128)	9	NM	1,583	(1,278)	NM

Latin America
Global Cards	235	184	563	251	516	165	(36)	NM	982	645	(34)%
Consumer Banking	169	183	102	206	271	76	29	(72)%	454	376	(17)%
Institutional Clients Group	366	391	407	466	382	402	271	(33)%	1,164	1,055	(9)%
Securities & Banking	289	301	297	334	250	260	126	(58)%	887	636	(28)%
Transaction Services	77	90	110	132	132	142	145	32%	277	419	51%
Global Wealth Management	15	29	12	16	26	15	16	33%	56	57	2%
Total Latin America	785	787	1,084	939	1,195	658	280	(74)%	2,656	2,133	(20)%

Asia
Global Cards	105	109	41	241	131	105	32	(22)%	255	268	5%
Consumer Banking	306	310	23	200	199	110	46	100%	639	355	(44)%
Institutional Clients Group	596	728	606	918	358	496	558	(8)%	1,930	1,412	(27)%
Securities & Banking	409	527	364	604	59	226	252	(31)%	1,300	537	(59)%
Transaction Services	187	201	242	314	299	270	306	26%	630	875	39%
Global Wealth Management	65	103	140	102	77	61	59	(58)%	308	197	(36)%
Total Asia	1,072	1,250	810	1,461	765	772	695	(14)%	3,132	2,232	(29)%

Corporate / Other	(923)	(304)	(246)	(188)	(441)	(324)	232	NM	(1,473)	(533)	64%

Income (Loss) From Continuing Operations	4,871	6,040	2,109	(10,031)	(5,226)	(2,339)	(3,423)	NM	13,020	(10,988)	NM

Discontinued Operations	141	186	103	198	115	(156)	608		430	567

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	NM	$13,450	$(10,421)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP – NET REVENUES SEGMENT VIEW (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Global Cards:
North America	$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	$1,388	(60)%	$10,215	$7,659	(25)%
EMEA	349	475	566	565	585	611	593	5%	1,390	1,789	29%
Latin America	867	990	1,728	1,218	1,776	1,229	1,143	(34)%	3,585	4,148	16%
Asia	513	531	538	818	675	659	665	24%	1,582	1,999	26%
Total Global Cards	5,136	5,294	6,342	6,279	6,379	5,427	3,789	(40)%	16,772	15,595	(7)%

Consumer Banking:
North America	4,058	4,224	4,164	4,545	4,485	4,124	4,414	6%	12,446	13,023	5%
EMEA	560	603	625	697	700	762	622	—	1,788	2,084	17%
Latin America	946	996	1,071	1,172	1,048	1,038	1,015	(5)%	3,013	3,101	3%
Asia	1,458	1,475	1,442	1,422	1,558	1,431	1,378	(4)%	4,375	4,367	0%
Total Consumer Banking	7,022	7,298	7,302	7,836	7,791	7,355	7,429	2%	21,622	22,575	4%

Institutional Clients Group (ICG):
North America	4,245	4,026	110	(11,421)	(7,824)	(1,748)	(2,165)	NM	8,381	(11,737)	NM
EMEA	2,827	2,993	1,398	(2,983)	133	1,740	1,913	37%	7,218	3,786	(48)%
Latin America	965	985	1,103	1,153	1,012	1,075	828	(25)%	3,053	2,915	(5)%
Asia	1,616	2,257	2,006	2,460	1,721	1,872	1,817	(9)%	5,879	5,410	(8)%
Total Institutional Clients Group (ICG)	9,653	10,261	4,617	(10,791)	(4,958)	2,939	2,393	(48)%	24,531	374	(98)%

Global Wealth Management:
North America	2,385	2,441	2,455	2,509	2,376	2,427	2,317	(6)%	7,281	7,120	(2)%
EMEA	108	137	139	159	170	153	147	6%	384	470	22%
Latin America	91	92	92	98	100	102	92	0%	275	294	7%
Asia	234	527	833	698	633	633	608	(27)%	1,594	1,874	18%
Total Global Wealth Management	2,818	3,197	3,519	3,464	3,279	3,315	3,164	(10)%	9,534	9,758	2%

Corporate / Other	17	(260)	(140)	(369)	(50)	(959)	(95)	32%	(383)	(1,104)	NM

Total Net Revenues	$24,646	$25,790	$21,640	$6,419	$12,441	$18,077	$16,680	(23)%	$72,076	$47,198	(35)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES REGIONAL VIEW (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

North America
Global Cards	$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	$1,388	(60)%	$10,215	$7,659	(25)%
Consumer Banking	4,058	4,224	4,164	4,545	4,485	4,124	4,414	6%	12,446	13,023	5%
Institutional Clients Group	4,245	4,026	110	(11,421)	(7,824)	(1,748)	(2,165)	NM	8,381	(11,737)	NM
Securities & Banking	3,907	3,655	(336)	(11,889)	(8,317)	(2,244)	(2,693)	NM	7,226	(13,254)	NM
Transaction Services	338	371	446	468	493	496	528	18%	1,155	1,517	31%
Global Wealth Management	2,385	2,441	2,455	2,509	2,376	2,427	2,317	(6)%	7,281	7,120	(2)%
Total North America	14,095	13,989	10,239	(689)	2,380	7,731	5,954	(42)%	38,323	16,065	(58)%

EMEA
Global Cards	349	475	566	565	585	611	593	5%	1,390	1,789	29%
Consumer Banking	560	603	625	697	700	762	622	0%	1,788	2,084	17%
Institutional Clients Group	2,827	2,993	1,398	(2,983)	133	1,740	1,913	37%	7,218	3,786	(48)%
Securities & Banking	2,229	2,313	674	(3,762)	(680)	871	1,043	55%	5,216	1,234	(76)%
Transaction Services	598	680	724	779	813	869	870	20%	2,002	2,552	27%
Global Wealth Management	108	137	139	159	170	153	147	6%	384	470	22%
Total EMEA	3,844	4,208	2,728	(1,562)	1,588	3,266	3,275	20%	10,780	8,129	(25)%

Latin America
Global Cards	867	990	1,728	1,218	1,776	1,229	1,143	(34)%	3,585	4,148	16%
Consumer Banking	946	996	1,071	1,172	1,048	1,038	1,015	(5)%	3,013	3,101	3%
Institutional Clients Group	965	985	1,103	1,153	1,012	1,075	828	(25)%	3,053	2,915	(5)%
Securities & Banking	730	724	812	812	680	707	463	(43)%	2,266	1,850	(18)%
Transaction Services	235	261	291	341	332	368	365	25%	787	1,065	35%
Global Wealth Management	91	92	92	98	100	102	92	0%	275	294	7%
Total Latin America	2,869	3,063	3,994	3,641	3,936	3,444	3,078	(23)%	9,926	10,458	5%

Asia
Global Cards	513	531	538	818	675	659	665	24%	1,582	1,999	26%
Consumer Banking	1,458	1,475	1,442	1,422	1,558	1,431	1,378	(4)%	4,375	4,367	—
Institutional Clients Group	1,616	2,257	2,006	2,460	1,721	1,872	1,817	(9)%	5,879	5,410	(8)%
Securities & Banking	1,137	1,722	1,398	1,749	1,012	1,205	1,106	(21)%	4,257	3,323	(22)%
Transaction Services	479	535	608	711	709	667	711	17%	1,622	2,087	29%
Global Wealth Management	234	527	833	698	633	633	608	(27)%	1,594	1,874	18%
Total Asia	3,821	4,790	4,819	5,398	4,587	4,595	4,468	(7)%	13,430	13,650	2%

Corporate / Other	17	(260)	(140)	(369)	(50)	(959)	(95)	32%	(383)	(1,104)	NM

Total Net Revenues	$24,646	$25,790	$21,640	$6,419	$12,441	$18,077	$16,680	(23)%	$72,076	$47,198	(35)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 1 (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$2,291	$2,660	$2,723	$3,008	$2,706	$2,998	$2,884	6%	$7,674	$8,588	12%
Non-Interest Revenue	2,845	2,634	3,619	3,271	3,673	2,429	905	(75)%	9,098	7,007	(23)%
Total Revenues, Net of Interest Expense (1)	5,136	5,294	6,342	6,279	6,379	5,427	3,789	(40)%	16,772	15,595	(7)%
Total Operating Expenses	2,400	2,479	2,610	3,082	2,595	2,710	2,595	(1)%	7,489	7,900	5%
Net Credit Losses	865	847	1,045	1,120	1,248	1,412	1,588	52%	2,757	4,248	54%
Credit Reserve Build / (Release)	(9)	426	503	652	623	583	1,069	NM	920	2,275	NM
Provision for Benefits & Claims	20	13	20	15	20	24	15	(25)%	53	59	11%
Provision for Loan Losses and for Benefits and Claims	876	1,286	1,568	1,787	1,891	2,019	2,672	70%	3,730	6,582	76%
Income Before Taxes and Minority Interest	1,860	1,529	2,164	1,410	1,893	698	(1,478)	NM	5,553	1,113	(80)%
Income Taxes	609	478	719	472	664	242	(579)	NM	1,806	327	(82)%
Minority Interest	1	3	3	4	3	4	3	0%	7	10	43%
Net Income	$1,250	$1,048	$1,442	$934	$1,226	$452	$(902)	NM	$3,740	$776	(79)%
Average Assets (in billions of dollars)	$104	$109	$113	$123	$123	$123	$119	5%	$109	$122	12%
Return on Assets	4.87%	3.86%	5.06%	3.01%	4.01%	1.48%	(3.02)%		4.59%	0.85%
Net Credit Loss Ratio	4.70%	4.26%	5.00%	4.78%	5.39%	6.18%	7.02%
Average Risk Capital	$8,197	$8,399	$8,722	$9,397	$14,762	$15,233	$14,520	66%	$8,439	$14,838	76%
Return on Risk Capital	62%	50%	66%	39%	33%	12%	(25)%		59%	7%
Return on Invested Capital	26%	22%	29%	18%	18%	7%	(13)%		26%	4%

KEY INDICATORS

EOP Open Accounts (in millions)
North America	152.6	150.1	149.1	151.9	148.6	146.9	145.3	(3)%
EMEA	5.6	8.0	8.2	8.4	8.8	8.9	9.1	11%
Latin America	11.7	12.0	12.4	12.9	12.9	12.9	12.9	4%
Asia	13.8	14.1	14.3	15.4	15.7	15.7	15.4	8%
Total	183.7	184.2	184.0	188.6	186.0	184.4	182.7	(1)%

Purchase Sales (in billions of dollars)
North America	$73.8	$83.5	$83.1	$89.3	$76.9	$83.8	$80.3	(3)%
EMEA	3.9	6.0	7.0	7.8	7.0	7.5	7.5	7%
Latin America	5.8	6.8	7.4	8.4	8.2	8.8	8.4	14%
Asia	11.6	12.6	13.1	14.8	14.7	15.3	14.9	14%
Total	$95.1	$108.9	$110.6	$120.3	$106.8	$115.4	$111.1	—

Average Managed Loans (2):
North America (managed basis)	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	$150.6	4%
EMEA	7.2	11.6	14.2	15.1	15.7	16.5	16.2	14%
Latin America	10.2	11.7	12.3	13.5	14.1	14.7	14.6	19%
Asia	13.2	13.9	14.8	16.0	17.1	17.6	17.3	17%
Total	$174.9	$180.4	$186.6	$195.1	$199.6	$200.0	$198.7	6%

(1)	The 2007 first quarter, 2007 second quarter, 2007 third quarter, 2007 fourth quarter, 2008 first quarter, 2008 second quarter and 2008 third quarter include releases of

$98 million, $144 million, $73 million, $157 million, $58 million, $21 million and $23 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)	Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2007	2007	2007	2007	2008	2008	2008

KEY INDICATORS (continued) (1)
Managed Average Yield
North America (managed basis)	14.21%	14.17%	14.40%	13.87%	13.41%	13.24%	13.64%
EMEA	17.94%	16.47%	16.17%	15.31%	15.65%	15.38%	15.50%
Latin America	28.28%	29.24%	28.68%	26.27%	28.44%	30.36%	29.03%
Asia	13.72%	14.04%	13.78%	13.89%	13.82%	13.79%	13.63%
Global Total	15.13%	15.29%	15.42%	14.84%	14.69%	14.72%	14.92%
Managed Net Interest Revenue as a % of Average Managed Loans
North America (managed basis)	10.07%	10.28%	10.50%	10.07%	10.09%	10.56%	11.03%
EMEA	13.47%	13.89%	13.01%	11.55%	12.20%	12.18%	12.25%
Latin America	21.25%	23.90%	23.26%	21.13%	22.93%	25.51%	22.93%
Asia	10.17%	10.49%	10.16%	10.21%	10.04%	9.85%	9.70%
Global Total	10.87%	11.42%	11.51%	10.96%	11.16%	11.73%	11.89%
Coincident Managed Net Credit Loss Ratio
North America (managed basis)	4.60%	4.51%	4.51%	5.10%	5.81%	6.53%	7.11%
EMEA	3.20%	2.70%	4.90%	0.72%	3.56%	3.94%	4.41%
Latin America	8.75%	6.84%	9.65%	9.01%	10.25%	11.41%	13.16%
Asia	3.19%	3.32%	3.11%	3.06%	3.17%	3.37%	3.63%
Global Total	4.67%	4.45%	4.77%	4.86%	5.72%	6.40%	7.05%
Managed Net Credit Margin as a % of Average Managed Loans
North America (managed basis)	7.48%	7.43%	8.03%	7.67%	7.14%	6.52%	5.90%
EMEA	16.38%	13.83%	10.91%	14.12%	11.39%	10.96%	10.16%
Latin America	25.89%	26.98%	46.08%	26.73%	40.43%	22.23%	17.92%
Asia	12.53%	12.02%	11.32%	17.27%	12.69%	11.73%	11.65%
Global Total	9.30%	9.46%	11.02%	10.28%	10.30%	8.50%	7.63%
Managed Loans 90+ Days Past Due as a % of EOP Managed Loans
North America (managed basis)	1.57%	1.47%	1.60%	1.77%	1.96%	2.02%	2.11%
EMEA	1.96%	2.02%	1.81%	1.53%	1.62%	1.81%	2.08%
Latin America	3.39%	3.79%	3.67%	3.92%	3.75%	4.16%	4.36%
Asia	1.59%	1.43%	1.43%	1.50%	1.49%	1.53%	1.57%
Global Total	1.70%	1.66%	1.74%	1.88%	2.02%	2.12%	2.22%

(1)   Managed basis is applicable only in North America, as securitizations are not done in any other region.

Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.

Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 3 North America (In millions of dollars)

									3Q08 vs.
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/
		2007	2007	2007	2007	2008	2008	2008	(Decrease)

SUPPLEMENTAL DISCLOSURE - MANAGED BASIS (1)
Managed Revenues: (in millions of dollars)
Total GAAP Revenues		$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	$1,388	(60)%
Net Impact of Credit Card Securitization Activity (2)		929	998	1,124	1,200	1,610	2,016	3,579	NM
Total Managed Revenues		$4,336	$4,296	$4,634	$4,878	$4,953	$4,944	$4,967	7%

Return on Managed Assets		2.26%	1.84%	2.04%	0.79%	1.32%	0.44%	(2.13)%
Average Managed Loans	Securitized	$97.4	$97.6	$101.0	$99.8	$105.8	$107.4	$108.8	8%
(in billions of dollars)	Held for Sale	3.0	3.3	3.0	2.7	1.0	1.0	—	(100)%
	On Balance Sheet	43.9	42.3	41.3	48.0	45.9	42.8	41.8	1%
	Total	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	$150.6	4%

	Citi Branded	$92.6	$91.6	$92.4	$95.3	$96.8	$96.6	$95.6	3%
	Retail Partners	51.7	51.6	52.9	55.2	55.9	54.6	55.0	4%
	Total	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	$150.6	4%

EOP Managed Loans	Citi Branded	$91.6	$92.9	$93.6	$98.7	$96.3	$96.0	$96.0	3%
	Retail Partners	50.9	52.3	53.8	57.9	54.4	55.2	55.1	2%
	Total	$142.5	$145.2	$147.4	$156.6	$150.7	$151.2	$151.1	3%

Managed Average Yield (3)	Citi Branded	12.31%	12.25%	12.50%	12.12%	11.46%	11.19%	11.68%
	Retail Partners	17.60%	17.59%	17.71%	16.90%	16.77%	16.87%	17.04%
	Total	14.21%	14.17%	14.40%	13.87%	13.41%	13.24%	13.64%

Managed Net Interest Revenue	Citi Branded	$1,784	$1,797	$1,885	$1,886	$1,894	$1,998	$2,116	12%
(in millions of dollars) (4)	Retail Partners	1,798	1,873	1,962	1,935	1,935	1,971	2,058	5%
	Total	$3,582	$3,670	$3,847	$3,821	$3,829	$3,969	$4,174	9%

Managed Net Interest Revenue as	Citi Branded	7.81%	7.87%	8.09%	7.85%	7.87%	8.32%	8.81%
a % of Average Managed Loans	Retail Partners	14.10%	14.56%	14.71%	13.91%	13.92%	14.52%	14.89%
	Total	10.07%	10.28%	10.50%	10.07%	10.09%	10.56%	11.03%

Managed Net Credit Margin	Citi Branded	$1,644	$1,593	$1,732	$1,790	$1,658	$1,459	$1,295	(25)%
(in millions of dollars) (5)	Retail Partners	1,017	1,059	1,210	1,121	1,053	993	938	(22)%
	Total	$2,661	$2,652	$2,942	$2,911	$2,711	$2,452	$2,233	(24)%

Managed Net Credit Margin as	Citi Branded	7.20%	6.98%	7.44%	7.45%	6.89%	6.07%	5.39%
a % of Average Managed Loans	Retail Partners	7.98%	8.23%	9.07%	8.06%	7.58%	7.31%	6.78%
	Total	7.48%	7.43%	8.03%	7.67%	7.14%	6.52%	5.90%

Managed Net Credit Losses	Citi Branded	$876	$878	$900	$1,034	$1,187	$1,375	$1,473	64%
	Retail Partners	759	733	753	899	1,018	1,078	1,228	63%
	Total	$1,635	$1,611	$1,653	$1,933	$2,205	$2,453	$2,701	63%

Coincident Managed Net	Citi Branded	3.84%	3.84%	3.86%	4.30%	4.93%	5.72%	6.10%
Credit Loss Ratio:	Retail Partners	5.95%	5.70%	5.65%	6.46%	7.32%	7.94%	8.87%
	Total	4.60%	4.51%	4.51%	5.10%	5.81%	6.53%	7.13%

Managed Loans 90+Days Past Due	Citi Branded	$1,191	$1,138	$1,248	$1,489	$1,616	$1,674	$1,728	38%
	Retail Partners	1,045	997	1,112	1,286	1,337	1,376	1,466	32%
	Total	$2,236	$2,135	$2,360	$2,775	$2,953	$3,050	$3,194	35%

% of EOP Managed Loans	Citi Branded	1.30%	1.22%	1.33%	1.51%	1.68%	1.74%	1.80%
	Retail Partners	2.05%	1.91%	2.07%	2.22%	2.46%	2.49%	2.66%
	Total	1.57%	1.47%	1.60%	1.77%	1.96%	2.02%	2.11%

(1)	Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.
(2)

Net impact of Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

(3)	Gross interest revenue earned divided by average managed loans.
(4)	Includes certain fees that are recorded as interest revenue.
(5)	Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.
NM Not meaningful

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 1 (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

CONSUMER BANKING

Net Interest Revenue	$5,007	$5,192	$5,258	$5,284	$5,651	$5,779	$5,709	9%	$15,457	$17,139	11%
Non-Interest Revenue	2,015	2,106	2,044	2,552	2,140	1,576	1,720	(16)%	6,165	5,436	(12)%
Total Revenues, Net of Interest Expense	7,022	7,298	7,302	7,836	7,791	7,355	7,429	2%	21,622	22,575	4%
Total Operating Expenses	3,809	3,975	4,270	4,262	4,309	4,442	4,188	(2)%	12,054	12,939	7%
Net Credit Losses	1,096	1,134	1,373	1,774	2,279	2,552	3,005	NM	3,603	7,836	NM
Credit Reserve Build / (Release)	325	21	1,449	2,877	1,161	1,672	2,128	47%	1,795	4,961	NM
Provision for Benefits & Claims	189	158	183	182	203	191	200	9%	530	594	12%
Provision for Loan Losses and for Benefits and Claims	1,610	1,313	3,005	4,833	3,643	4,415	5,333	77%	5,928	13,391	NM
Income Before Taxes and Minority Interest	1,603	2,010	27	(1,259)	(161)	(1,502)	(2,092)	NM	3,640	(3,755)	NM
Income Taxes	415	593	(136)	(691)	(215)	(683)	(996)	NM	872	(1,894)	NM
Minority Interest, Net of Tax	9	17	7	10	2	9	3	(57)%	33	14	(58)%
Net Income	$1,179	$1,400	$156	$(578)	$52	$(828)	$(1,099)	NM	$2,735	$(1,875)	NM
Average Assets (in billions of dollars)	$557	$585	$576	$568	$568	$570	$542	(6)%	$573	$560	(2)%
Return on Assets	0.86%	0.96%	0.11%	(0.40)%	0.04%	(0.58)%	(0.81)%		0.64%	(0.45)%
Average Risk Capital	$20,276	$22,088	$21,221	$20,368	$27,272	$29,978	$30,965	46%	$21,195	$29,405	39%
Return on Risk Capital	24%	25%	3%	(11)%	1%	(11)%	(14)%		17%	9%
Return on Invested Capital	13%	14%	2%	(4)%	0%	(6)%	(8)%		10%	(5)%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$415	$344	$263	$113	$264	$173	$224	(15)%	$1,022	$661	(35)%
Non-Interest Revenue	7	1	1	13	13	3	1	NM	9	17	89%
Total Revenues, Net of Interest Expense	422	345	264	126	277	176	225	(15)%	1,031	678	(34)%
Total Operating Expenses	126	102	251	97	95	101	84	(67)%	479	280	(42)%
Net Credit Losses	302	302	324	314	317	314	295	(9)%	928	926	0%
Credit Reserve Build / (Release)	4	14	161	—	—	—	91	(43)%	179	91	(49)%
Provision for Benefits & Claims	—	—	—	—	—	—	1	—	—	1	—
Provision for Loan Losses and for Benefits and Claims	306	316	485	314	317	314	387	(20)%	1,107	1,018	(8)%
Income Before Taxes and Minority Interest	(10)	(73)	(472)	(285)	(135)	(239)	(246)	48%	(555)	(620)	(12)%
Income Taxes	(12)	(33)	(174)	(101)	(49)	(85)	(87)	50%	(219)	(221)	(1)%
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—	—
Net Income	$2	$(40)	$(298)	$(184)	$(86)	$(154)	$(159)	47%	$(336)	$(399)	(19)%
Average Assets (in billions of dollars)	$10	$10	$9	$9	$9	$8	$8	(11)%	$10	$8	(20)%
Return on Assets	0.08%	(1.60)%	(13.14)%	(8.11)%	(3.84)%	(7.74)%	(7.91)%		(4.49)%	(6.66)%

CONSUMER BANKING EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$4,592	$4,848	$4,995	$5,171	$5,387	$5,606	$5,485	10%	$14,435	$16,478	14%
Non-Interest Revenue	2,008	2,105	2,043	2,539	2,127	1,573	1,719	(16)%	6,156	5,419	(12)%
Total Revenues, Net of Interest Expense	6,600	6,953	7,038	7,710	7,514	7,179	7,204	2%	20,591	21,897	6%
Total Operating Expenses	3,683	3,873	4,019	4,165	4,214	4,341	4,104	2%	11,575	12,659	9%
Net Credit Losses	794	832	1,049	1,460	1,962	2,238	2,710	NM	2,675	6,910	NM
Credit Reserve Build / (Release)	321	7	1,288	2,877	1,161	1,672	2,037	58%	1,616	4,870	NM
Provision for Benefits & Claims	189	158	183	182	203	191	199	9%	530	593	12%
Provision for Loan Losses and for Benefits and Claims	1,304	997	2,520	4,519	3,326	4,101	4,946	96%	4,821	12,373	NM
Income Before Taxes and Minority Interest	1,613	2,083	499	(974)	(26)	(1,263)	(1,846)	NM	4,195	(3,135)	NM
Income Taxes	427	626	38	(590)	(166)	(598)	(909)	NM	1,091	(1,673)	NM
Minority Interest, Net of Tax	9	17	7	10	2	9	3	(57)%	33	14	(58)%
Net Income	$1,177	$1,440	$454	$(394)	$138	$(674)	$(940)	NM	$3,071	$(1,476)	NM
Average Assets (in billions of dollars)	$547	$575	$567	$559	$559	$562	$534	(6)%	$563	$552	—
Return on Assets	0.87%	1.00%	0.32%	(0.28)%	0.10%	(0.48)%	(0.70)%		0.73%	(0.36)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 2 (In millions of dollars)

								3Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)

KEY INDICATORS

Branches
Citibank	3,694	3,819	3,870	4,048	4,105	4,084	4,057	5%
CitiFinancial (excluding Consumer Finance Japan)	4,112	4,052	4,093	4,148	4,014	3,904	3,799	(7)%
	7,806	7,871	7,963	8,196	8,119	7,988	7,856	(1)%
Consumer Finance Japan	51	51	51	51	41	36	19	(63)%
Total	7,857	7,922	8,014	8,247	8,160	8,024	7,875	(2)%

North America	3,487	3,432	3,481	3,544	3,568	3,556	3,459	(1)%
EMEA	741	744	754	772	813	750	759	—
Latin America	2,510	2,626	2,651	2,734	2,634	2,635	2,588	(2)%
Asia (excluding CF Japan)	1,068	1,069	1,077	1,146	1,104	1,047	1,050	(3)%
	7,806	7,871	7,963	8,196	8,119	7,988	7,856	(1)%
Consumer Finance Japan	51	51	51	51	41	36	19	(63)%
Total	7,857	7,922	8,014	8,247	8,160	8,024	7,875	(2)%

Accounts (in millions)
North America	31.5	30.7	31.5	31.9	32.7	32.4	32.6	3%
EMEA	6.1	7.6	7.7	7.8	8.0	8.1	8.2	6%
Latin America	18.4	17.4	18.0	18.8	18.2	18.8	18.7	4%
Asia (excluding Consumer Finance Japan)	17.2	17.7	18.2	19.8	20.1	20.1	19.5	7%
	73.2	73.4	75.4	78.3	79.0	79.4	79.0	5%
Consumer Finance Japan	1.4	1.3	1.2	1.2	1.1	1.1	1.0	(17)%
Total	74.6	74.7	76.6	79.5	80.1	80.5	80.0	4%

Average Deposits (in billions of dollars)
North America	$117.4	$118.7	$120.8	$122.0	$122.7	$121.8	$120.8	—
EMEA	20.4	29.0	34.5	35.2	36.0	35.5	32.6	(6)%
Latin America	34.3	38.1	39.0	40.3	41.4	41.3	40.9	5%
Asia	86.6	87.7	88.8	92.9	97.7	96.8	92.5	4%
Total	$258.7	$273.5	$283.1	$290.4	$297.8	$295.4	$286.8	1%

Investment Sales (in billions of dollars)
North America	$1.5	$1.4	$1.3	$1.4	$1.5	$1.3	$1.2	(8)%
EMEA	2.2	2.1	2.1	2.7	2.2	1.6	1.3	(38)%
Latin America	18.3	17.5	16.2	13.2	14.6	15.4	16.2	—
Asia	10.9	13.6	13.8	16.0	10.0	9.5	6.1	(56)%
Total	$32.9	$34.6	$33.4	$33.3	$28.3	$27.8	$24.8	(26)%

Investment AUMs (in billions of dollars)
North America	$34.9	$37.0	$37.9	$37.5	$34.4	$34.4	$30.7	(19)%
EMEA	13.1	14.6	15.4	15.8	15.5	13.7	11.5	(25)%
Latin America	30.2	32.1	33.4	33.9	34.5	37.4	32.9	(1)%
Asia	48.1	52.4	57.1	59.1	54.3	53.1	44.9	(21)%
Total	$126.3	$136.1	$143.8	$146.3	$138.7	$138.6	$120.0	(17)%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 3 (In millions of dollars)

								3Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)

KEY INDICATORS (Continued):

Average Loans (in billions of dollars)
North America	$277.3	$286.0	$293.2	$302.6	$307.2	$305.1	$291.7	0%
EMEA	17.6	21.9	24.0	25.2	25.1	26.1	25.3	5%
Latin America	11.2	13.1	13.9	14.6	14.6	15.6	16.0	15%
Asia (excluding CF Japan)	43.4	45.3	46.4	49.5	51.9	51.6	49.9	8%
	349.5	366.3	377.5	391.9	398.8	398.4	382.9	1%
Consumer Finance Japan	9.0	8.5	8.5	8.5	8.9	8.4	7.8	(8)%
Total	$358.5	$374.8	$386.0	$400.4	$407.7	$406.8	$390.7	1%

EOP Loans (in billions of dollars)
North America	$280.3	$288.2	$298.5	$303.2	$306.1	$291.9	$291.1	(2)%
EMEA	17.9	23.5	24.6	24.4	25.8	26.7	24.3	(1)%
Latin America	11.7	13.5	14.1	14.9	14.6	15.8	15.5	10%
Asia (excluding CF Japan)	44.4	45.8	47.8	51.1	52.1	51.8	47.6	0%
	354.3	371.0	385.0	393.6	398.6	386.2	378.5	(2)%
Consumer Finance Japan	9.0	8.2	8.5	8.3	9.1	8.2	7.7	(9)%
Total	$363.3	$379.2	$393.5	$401.9	$407.7	$394.4	$386.2	(2)%

Net Interest Revenue as a % of Average Loans
North America	3.35%	3.29%	3.25%	3.25%	3.41%	3.64%	3.53%
EMEA	7.07%	5.99%	5.98%	6.82%	6.70%	6.59%	6.11%
Latin America	9.74%	9.38%	9.08%	9.30%	9.76%	8.76%	8.57%
Asia (excluding CF Japan)	3.09%	3.14%	3.16%	3.12%	3.21%	3.24%	3.20%
	3.71%	3.65%	3.63%	3.69%	3.82%	3.99%	3.87%
Consumer Finance Japan	16.33%	13.50%	9.42%	2.52%	10.56%	8.21%	11.42%
Total	4.02%	3.88%	3.76%	3.66%	3.97%	4.07%	4.02%

Net Credit Losses as a % of Average Loans
North America	0.84%	0.87%	1.01%	1.40%	2.02%	2.33%	2.95%
EMEA	2.50%	2.15%	1.99%	2.80%	2.55%	2.59%	2.95%
Latin America	1.41%	0.46%	2.51%	2.96%	3.78%	4.08%	4.53%
Asia (excluding CF Japan)	0.66%	0.72%	0.78%	0.82%	0.98%	1.16%	1.38%
	0.92%	0.91%	1.10%	1.48%	1.98%	2.26%	2.82%
Consumer Finance Japan	13.61%	14.20%	15.12%	14.66%	14.33%	15.03%	15.05%
Total	1.24%	1.21%	1.41%	1.76%	2.25%	2.52%	3.06%

Loans 90+ Days Past Due as a % of EOP Loans
North America	1.37%	1.49%	1.80%	2.13%	2.38%	2.76%	3.28%
EMEA	1.99%	1.56%	1.57%	1.32%	1.46%	1.66%	1.97%
Latin America	2.96%	2.86%	2.96%	3.07%	3.98%	3.54%	3.43%
Asia (excluding CF Japan)	0.53%	0.53%	0.55%	0.54%	0.57%	0.63%	0.61%
	1.35%	1.43%	1.67%	1.91%	2.14%	2.43%	2.86%
Consumer Finance Japan	2.35%	2.53%	2.53%	2.20%	2.35%	2.44%	2.51%
Total	1.37%	1.45%	1.69%	1.91%	2.15%	2.43%	2.86%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 4 North America (In billions of dollars)

								3Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)

KEY INDICATORS (Continued):

RESIDENTIAL REAL ESTATE LENDING
Average Loans	$202.2	$210.2	$214.2	$219.5	$219.9	$215.3	$205.2	(4)%
EOP Loans	$205.2	$211.6	$218.0	$218.6	$217.6	$207.0	$202.0	(7)%
Originations (1)	$42.3	$49.6	$39.4	$32.0	$37.2	$28.5	$22.0	(44)%
Third Party Mortgage Servicing Portfolio (EOP)	$580.2	$585.3	$575.1	$599.6	$645.7	$648.5	$646.5	12%
Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)	$51.8	$129.6	$163.7	$340.4	$192.4	$(374.0)	$30.3	(81)%
Net Interest Revenue (in millions of dollars)	$1,217	$1,242	$1,228	$1,169	$1,311	$1,365	$1,280	4%
% of Avg. Loans	2.44%	2.37%	2.27%	2.11%	2.40%	2.55%	2.48%
Net Credit Losses (in millions of dollars)	$177	$216	$305	$489	$887	$1,092	$1,405	NM
% of Avg. Loans	0.36%	0.41%	0.56%	0.88%	1.62%	2.04%	2.72%
Loans 90+ Days Past Due (in millions of dollars)	$2,426	$2,910	$3,835	$4,849	$5,654	$6,460	$7,778	NM
% of EOP Loans	1.18%	1.38%	1.76%	2.22%	2.60%	3.12%	3.85%

AUTO LOANS
Average Loans	$16.6	$18.2	$19.1	$20.1	$21.2	$21.0	$20.1	5%
EOP Loans	$17.7	$18.7	$19.5	$20.9	$21.4	$20.4	$19.7	1%
Originations	$3.1	$2.8	$2.6	$3.1	$2.5	$0.8	$1.0	(62)%
Net Interest Revenue (in millions of dollars)	$335	$352	$358	$370	$387	$387	$368	3%
% of Avg. Loans	8.20%	7.76%	7.44%	7.30%	7.34%	7.41%	7.28%
Net Credit Losses (in millions of dollars)	$139	$101	$147	$208	$228	$196	$259	76%
% of Avg. Loans	3.40%	2.23%	3.05%	4.11%	4.33%	3.75%	5.13%
Loans 90+ Days Past Due (in millions of dollars)	$122	$176	$246	$285	$215	$265	$350	42%
% of EOP Loans	0.69%	0.94%	1.26%	1.36%	1.00%	1.30%	1.78%

STUDENT LOANS
Average Loans	$22.5	$20.9	$21.2	$22.0	$24.0	$24.9	$23.0	8%
EOP Loans	$21.0	$20.1	$21.1	$22.3	$24.5	$21.4	$25.7	22%
Originations	$2.8	$1.3	$3.1	$1.5	$3.1	$1.0	$2.8	(10)%
Net Interest Revenue (in millions of dollars)	$85	$90	$87	$82	$80	$115	$78	(10)%
% of Avg. Loans	1.53%	1.73%	1.63%	1.48%	1.34%	1.86%	1.35%
Net Credit Losses (in millions of dollars)	$4	$6	$8	$12	$13	$16	$18	NM
% of Avg. Loans	0.07%	0.12%	0.15%	0.22%	0.21%	0.26%	0.31%
Loans 90+ Days Past Due (in millions of dollars)	$879	$806	$776	$721	$796	$699	$662	(15)%
% of EOP Loans	4.19%	4.01%	3.68%	3.23%	3.25%	3.27%	2.58%

PERSONAL LOANS & OTHER
Average Loans	$16.9	$17.3	$18.4	$19.6	$20.4	$20.9	$21.5	17%
EOP Loans	$16.9	$17.8	$19.0	$20.2	$20.4	$21.3	$21.8	15%
Net Interest Revenue - Loans (in millions of dollars)	$672	$706	$749	$801	$807	$831	$849	13%
Net Interest Revenue - Other (in millions of dollars)	$537	$561	$556	$574	$592	$712	$785	41%
Net Interest Revenue - Total (in millions of dollars)	$1,209	$1,267	$1,305	$1,375	$1,399	$1,543	$1,634	25%
% of Avg. Loans	16.13%	16.37%	16.15%	16.21%	15.91%	15.99%	15.71%
Net Credit Losses (in millions of dollars)	$251	$273	$284	$348	$398	$444	$451	59%
% of Avg. Loans	6.02%	6.33%	6.12%	7.04%	7.85%	8.54%	8.35%
Loans 90+ Days Past Due (in millions of dollars)	$367	$361	$453	$520	$523	$523	$603	33%
% of EOP Loans	2.17%	2.03%	2.38%	2.57%	2.56%	2.46%	2.77%

COMMERCIAL LOANS
Average Loans	$19.1	$19.4	$20.3	$21.4	$21.7	$23.0	$21.9	8%
EOP Loans	$19.5	$20.0	$20.9	$21.2	$22.2	$21.8	$21.9	5%
Net Interest Revenue (in millions of dollars)	$85	$84	$94	$93	$101	$112	$79	(16)%
% of Avg. Loans	1.80%	1.74%	1.84%	1.72%	1.87%	1.96%	1.44%
Net Credit Losses (in millions of dollars)	$4	$24	$5	$14	$13	$16	$33	NM
% of Avg. Loans	0.08%	0.50%	0.10%	0.25%	0.24%	0.28%	0.60%
Loans 90+ Days Past Due (in millions of dollars)	$34	$46	$63	$78	$101	$123	$147	NM
% of EOP Loans	0.17%	0.23%	0.30%	0.37%	0.46%	0.56%	0.67%

(1) Excludes CitiFinancial, which are debt Consolidation Loans secured by Real Estate.
NM Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Commissions and Fees	$794	$822	$920	$951	$841	$812	$769	(16)%	2,536	2,422	(4)%
Administration and Other Fiduciary Fees	983	1,178	1,392	1,420	1,395	1,442	1,548	11%	3,553	4,385	23%
Investment Banking	1,508	1,422	(34)	1,097	(2,425)	746	(219)	NM	2,896	(1,898)	NM
Principal Transactions	2,852	2,447	(1,405)	(19,006)	(8,223)	(4,522)	(2,489)	(77)%	3,894	(15,234)	NM
Other	1,081	1,582	370	1,124	(849)	(362)	(1,666)	NM	3,033	(2,877)	NM
Total Non-Interest Revenue	7,218	7,451	1,243	(14,414)	(9,261)	(1,884)	(2,057)	NM	15,912	(13,202)	NM
Net Interest Revenue (including Dividends)	2,435	2,810	3,374	3,623	4,303	4,823	4,450	32%	8,619	13,576	58%

Total Revenues, Net of Interest Expense	9,653	10,261	4,617	(10,791)	(4,958)	2,939	2,393	(48)%	24,531	374	(98)%
Total Operating Expenses	5,391	5,349	4,463	6,033	5,970	5,858	5,202	17%	15,203	17,030	12%
Net Credit Losses	(20)	(37)	35	695	101	357	326	NM	(22)	784	NM
Provision for Unfunded Lending Commitments	—	—	50	100	—	(143)	(150)	NM	50	(293)	NM
Credit Reserve Build / (Release)	274	(19)	120	187	144	367	762	NM	375	1,273	NM
Provision for Benefits & Claims	52	26	33	44	52	45	59	79%	111	156	41%
Provision for Loan Losses and for Benefits and Claims	306	(30)	238	1,026	297	626	997	NM	514	1,920	NM
Income (Loss) Before Taxes and Minority Interest	3,956	4,942	(84)	(17,850)	(11,225)	(3,545)	(3,806)	NM	8,814	(18,576)	NM
Income Taxes (Benefits)	1,003	1,470	(320)	(7,207)	(4,832)	(1,562)	(1,690)	NM	2,153	(8,084)	NM
Minority Interest, Net of Tax	36	88	(31)	80	(36)	61	(99)	NM	93	(74)	NM
Net Income (Loss)	$2,917	$3,384	$267	$(10,723)	$(6,357)	$(2,044)	$(2,017)	NM	$6,568	$(10,418)	NM

Average Assets (in billions of dollars)	$1,156	$1,290	$1,434	$1,414	$1,440	$1,355	$1,203	(16)%	$1,293	$1,333	3%

Average Risk Capital	$29,473	$32,853	$37,419	$45,405	$54,862	$54,053	$49,424	32%	$33,248	$52,780	59%
Return on Risk Capital	40%	41%	3%	(94)%	(47)%	(15)%	(16)%		26%	(26)%
Return on Invested Capital	30%	31%	1%	(73)%	(36)%	(11)%	(12)%		19%	(20)%

Revenues by Product:
Securities and Banking	$8,003	$8,414	$2,548	$(13,090)	$(7,305)	$539	$(81)	NM	$18,965	$(6,847)	NM
Transactions Services	1,650	1,847	2,069	2,299	2,347	2,400	2,474	20%	5,566	7,221	30%
Total	$9,653	$10,261	$4,617	$(10,791)	$(4,958)	$2,939	$2,393	(48)%	$24,531	$374	(98)%

Net Income by Product:

Securities and Banking	$2,469	$2,868	$(324)	$(11,390)	$(7,089)	$(2,745)	$(2,834)	NM	$5,013	$(12,668)	NM
Transactions Services	448	516	591	667	732	701	817	38%	1,555	2,250	45%
Total	$2,917	$3,384	$267	$(10,723)	$(6,357)	$(2,044)	$(2,017)	NM	$6,568	$(10,418)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$1,594	$1,882	$2,342	$2,480	$3,102	$3,612	$3,142	34%	$5,818	$9,856	69%
Non-Interest Revenue	6,409	6,532	206	(15,570)	(10,407)	(3,073)	(3,223)	NM	13,147	(16,703)	NM

Total Revenues, Net of Interest Expense	8,003	8,414	2,548	(13,090)	(7,305)	539	(81)	NM	18,965	(6,847)	NM
Total Operating Expenses	4,352	4,220	3,235	4,666	4,671	4,486	3,914	21%	11,807	13,071	11%

Net Credit Losses	(25)	(38)	31	681	101	348	318	NM	(32)	767	NM
Provision for Unfunded Lending Commitments	—	—	50	100	—	(143)	(144)	NM	50	(287)	NM
Credit Reserve Build / (Release)	274	(12)	120	216	142	358	761	NM	382	1,261	NM
Provision for Benefits & Claims	52	26	33	44	52	45	59	79%	111	156	41%
Provision for Loan Losses and for Benefits and Claims	301	(24)	234	1,041	295	608	994	NM	511	1,897	NM

Income (Loss) Before Taxes and Minority Interest	3,350	4,218	(921)	(18,797)	(12,271)	(4,555)	(4,989)	NM	6,647	(21,815)	NM

Income Taxes (Benefits)	849	1,266	(561)	(7,480)	(5,138)	(1,862)	(2,047)	NM	1,554	(9,047)	NM
Minority Interest, Net of Tax	32	84	(36)	73	(44)	52	(108)	NM	80	(100)	NM
Net Income (Loss)	$2,469	$2,868	$(324)	$(11,390)	$(7,089)	$(2,745)	$(2,834)	NM	$5,013	$(12,668)	NM

Average Assets (in billions of dollars)	$1,086	$1,212	$1,355	$1,336	$1,363	$1,276	$1,124	(17)%	$1,218	$1,254	3%

Average Risk Capital	$28,031	$31,210	$35,592	$43,598	$52,617	$51,944	$47,551	34%	$31,611	$50,704	60%
Return on Risk Capital	36%	37%	(4)%	(104)%	(54)%	(21)%	(24)%		21%	(33)%
Return on Invested Capital	27%	28%	(4)%	(82)%	(43)%	(16)%	(18)%		15%	(26)%

Revenue Details:
Investment Banking:

Advisory and Other Fees	$429	$397	$459	$547	$307	$386	$315	(31)%	$1,285	$1,008	(22)%
Equity Underwriting	523	539	389	461	229	518	65	(83)%	1,451	812	(44)%
Debt Underwriting	813	712	(206)	399	(2,082)	(277)	(173)	16%	1,319	(2,532)	NM
Gross Investment Banking	1,765	1,648	642	1,407	(1,546)	627	207	(68)%	4,055	(712)	NM

Revenue Allocated to the Global Wealth Management Segment:

Equity Underwriting	(136)	(137)	(83)	(88)	(54)	(86)	(36)	57%	(356)	(176)	51%
Debt Underwriting	(34)	(42)	(31)	(34)	(67)	(88)	(29)	6%	(107)	(184)	(72)%
Net Investment Banking	1,595	1,469	528	1,285	(1,667)	453	142	(73)%	3,592	(1,072)	NM
Lending	570	504	439	1,018	584	95	1,346	NM	1,513	2,025	34%
Equity Markets	1,483	1,582	1,033	738	979	1,398	476	(54)%	4,098	2,853	(30)%
Fixed Income Markets	4,451	4,652	733	(16,306)	(7,023)	(633)	(2,412)	NM	9,836	(10,068)	NM
Other Securities and Banking	(96)	207	(185)	175	(178)	(774)	367	NM	(74)	(585)	NM
Total Securities and Banking Revenues	8,003	8,414	2,548	(13,090)	(7,305)	539	(81)	NM	18,965	(6,847)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$841	$928	$1,032	$1,143	$1,201	$1,211	$1,308	27%	$2,801	$3,720	33%
Non-Interest Revenue	809	919	1,037	1,156	1,146	1,189	1,166	12%	2,765	3,501	27%
Total Revenues, Net of Interest Expense	1,650	1,847	2,069	2,299	2,347	2,400	2,474	20%	5,566	7,221	30%
Total Operating Expenses	1,039	1,129	1,228	1,367	1,299	1,372	1,288	5%	3,396	3,959	17%
Net Credit Losses	5	1	4	14	—	9	8	100%	10	17	70%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	(6)	—	—	(6)	—
Credit Reserve Build / (Release)	—	(7)	—	(29)	2	9	1	—	(7)	12	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	5	(6)	4	(15)	2	18	3	(25)%	3	23	NM
Income Before Taxes and Minority Interest	606	724	837	947	1,046	1,010	1,183	41%	2,167	3,239	49%
Income Taxes	154	204	241	273	306	300	357	48%	599	963	61%
Minority Interest, Net of Tax	4	4	5	7	8	9	9	80%	13	26	100%
Net Income	$448	$516	$591	$667	$732	$701	$817	38%	1,555	2,250	45%

Average Assets (in billions of dollars)	$70	$78	$79	$78	$77	$79	$79	—	$76	$78	3%

Average Risk Capital	$1,442	$1,643	$1,827	$1,807	$2,245	$2,109	$1,873	3%	$1,637	$2,076	27%
Return on Risk Capital	126%	126%	128%	146%	131%	134%	174%		127%	145%
Return on Invested Capital	67%	69%	67%	69%	66%	63%	79%		68%	69%

Revenue Details:
Treasury and Trade Solutions	$1,143	$1,222	$1,334	$1,483	$1,519	$1,581	$1,667	25%	$3,699	$4,767	29%
Securities Services	507	625	735	816	828	819	807	10%	1,867	2,454	31%
Total	$1,650	$1,847	$2,069	$2,299	$2,347	$2,400	$2,474	20%	$5,566	$7,221	30%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$51	$59	$54	$61	$61	$52	$54	—
EMEA	79	88	94	99	105	110	109	16%
Latin America	12	12	18	20	20	20	20	11%
Asia	73	80	90	97	97	94	90	—
Total	$215	$239	$256	$277	$283	$276	$273	7%

Assets Under Custody (EOP in trillions)	$10.7	$11.3	12.7	$13.1	$12.9	$12.8	$11.9	(6)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 1 (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$529	$526	$538	$581	$570	$599	$671	25%	$1,593	$1,840	16%
Non-Interest Revenue	2,289	2,671	2,981	2,883	2,709	2,716	2,493	(16)%	7,941	7,918	0%

Total Revenues, Net of Interest Expense	2,818	3,197	3,519	3,464	3,279	3,315	3,164	(10)%	9,534	9,758	2%
Total Operating Expenses	2,103	2,461	2,621	2,664	2,796	2,634	2,513	(4)%	7,185	7,943	11%
Net Credit Losses	—	—	1	—	10	(1)	1	0%	1	10	NM
Credit Reserve Build / (Release)	17	12	56	15	11	41	64	14%	85	116	36%
Total Provision for Loan Losses	17	12	57	15	21	40	65	14%	86	126	47%
Income Before Taxes and Minority Interest	698	724	841	785	462	641	586	(30)%	2,263	1,689	(25)%
Income Taxes	250	197	312	260	159	232	225	(28)%	759	616	(19)%
Minority Interest, Net of Tax	—	15	39	1	9	4	(2)	NM	54	11	(80)%
Net Income	$448	$512	$490	$524	$294	$405	$363	(26)%	$1,450	$1,062	(27)%

Pretax Profit Margin	25%	23%	24%	23%	14%	19%	19%		24%	17%
Average Assets (in billions of dollars)	$65	$78	$97	$104	$107	$110	$111	14%	$80	$109
Average Risk Capital	$2,879	$2,878	$3,164	$3,781	$4,509	$4,131	$3,847	22%	$2,974	$4,162	40%
Return on Risk Capital	63%	71%	61%	55%	26%	39%	38%		65%	34%
Return on Invested Capital	39%	30%	23%	24%	11%	15%	15%		29%	13%

Fee-Based Revenues	$1,775	$1,879	$2,011	$2,065	$1,960	$1,951	$1,983	(1)%
Financial Advisors (FA) / Bankers	13,605	15,595	15,458	15,454	15,241	14,983	14,735	(5)%

Net Client Asset Flows (in billions)	$6	$—	$8	$1	$(1)	$(11)	$4	(50)%

Revenues:
Smith Barney	$2,246	$2,611	$2,902	$2,782	$2,648	$2,715	$2,576	(11)%	$7,759	$7,939	2%
Private Bank	572	586	617	682	631	600	588	(5)%	1,775	1,819	2%
Total Revenues	$2,818	$3,197	$3,519	$3,464	$3,279	$3,315	$3,164	(10)%	$9,534	$9,758	2%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 2

								3Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)

KEY INDICATORS (in billions of dollars, except for branches)

Client Assets Under Fee-Based Management
North America	$377	$398	$402	$391	$364	$357	$314	(22)%
EMEA	19	21	21	21	20	19	17	(19)%
Latin America	13	14	14	14	13	13	11	(21)%
Asia	9	76	78	81	84	80	73	(6)%
Total	$418	$509	$515	$507	$481	$469	$415	(19)%

Average Deposits and Other Customer Liability Balances
North America	$67.6	$66.6	$69.4	$73.0	$80.0	$78.0	$76.0	10%
EMEA	18.0	19.0	22.0	23.0	22.0	18.0	19.0	(14)%
Latin America	7.0	9.0	9.0	10.0	9.0	9.0	7.0	(22)%
Asia	19.4	18.4	18.6	21.0	21.0	22.0	22.0	18%
Total	$112.0	$113.0	$119.0	$127.0	$132.0	$127.0	$124.0	4%

Total Client Assets (1)
North America	$1,312	$1,375	$1,389	$1,356	$1,273	$1,242	$1,146	(17)%
EMEA	65	69	72	69	65	63	57	(21)%
Latin America	44	48	49	47	47	47	41	(16)%
Asia	72	296	310	312	322	310	288	(7)%
Total	$1,493	$1,788	$1,820	$1,784	$1,707	$1,662	$1,532	(16)%

Average Loans
North America	$30.4	$32.4	$34.2	$38.0	$39.9	$39.0	$38.0	11%
EMEA	5.4	7.3	8.9	8.8	9.2	10.0	10.0	12%
Latin America	2.2	2.2	2.6	2.6	2.5	3.0	3.0	15%
Asia	8.0	9.1	11.3	11.6	12.4	13.0	13.0	15%
Total	46.0	51.0	57.0	61.0	64.0	65.0	64.0	12%

Offices
North America	642	700	697	683	683	674	658	(6)%
EMEA	27	28	28	29	29	29	29	4%
Latin America	13	12	13	13	11	11	10	(23)%
Asia	23	132	133	136	136	134	134	1%
Total	705	872	871	861	859	848	831	(5)%

(1) Total Client Assets include Average Deposits and Other Customer Liability Balances.

Reclassified to conform to the current period’s presentation.

NORTH AMERICA (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$5,246	$5,676	$5,876	$6,535	$6,691	$7,180	$7,072	20%	$16,798	$20,943	25%
Non-Interest Revenue	8,849	8,313	4,363	(7,224)	(4,311)	551	(1,118)	NM	21,525	(4,878)	NM
Total Revenues, Net of Interest Expense	14,095	13,989	10,239	(689)	2,380	7,731	5,954	(42)%	38,323	16,065	(58)%
Total Operating Expenses	7,716	7,352	6,844	8,274	8,277	8,146	7,533	10%	21,912	23,956	9%
Net Credit Losses	1,053	1,092	1,227	2,308	2,190	2,663	3,090	NM	3,372	7,943	NM
Credit Reserve Build / (Release)	267	238	1,359	3,534	1,477	2,044	2,775	NM	1,864	6,296	NM
Provision for Benefits & Claims	209	170	188	193	222	214	213	13%	567	649	14%
Provision for Loan Losses and for Benefits and Claims	1,529	1,500	2,774	6,035	3,889	4,921	6,078	NM	5,803	14,888	NM
Income (Loss) Before Taxes and Minority Interest	4,850	5,137	621	(14,998)	(9,786)	(5,336)	(7,657)	NM	10,608	(22,779)	NM
Income Taxes (Benefits)	1,576	1,674	143	(6,060)	(4,165)	(2,070)	(2,892)	NM	3,393	(9,127)	NM
Minority Interest, Net of Tax	30	66	(3)	9	(35)	51	(126)	NM	93	(110)	NM
Net Income (Loss)	$3,244	$3,397	$481	$(8,947)	$(5,586)	$(3,317)	$(4,639)	NM	$7,122	$(13,542)	NM
Average Assets (in billions of dollars)	$1,156	$1,215	$1,254	$1,262	$1,289	$1,272	$1,118	(11)%	$1,208	$1,226	1%
Return on Assets	1.14%	1.12%	0.15%	(2.81)%	(1.74)%	(1.05)%	(1.65)%		0.79%	(1.48)%

Key Drivers (in billions of dollars, except branches):

Average Loans
Managed Cards	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	$150.6	4%
Consumer Banking	277.3	286.0	293.2	302.6	307.2	305.1	291.7	(1)%
Corporate	30.8	35.0	43.3	41.9	49.3	44.9	46.2	7%
Global Wealth Management	30.4	32.4	34.2	38.0	39.9	39.0	38.0	11%
Total	$482.8	$496.6	$516.0	$533.0	$549.1	$540.2	$526.5	2%

Average Consumer Banking Loans
Residential Real Estate	$202.2	$210.2	$214.2	$219.5	$219.9	$215.3	$205.2	(4)%
Auto	16.6	18.2	19.1	20.1	21.2	21.0	20.1	5%
Student	22.5	20.9	21.2	22.0	24.0	24.9	23.0	8%
Personal and Other	16.9	17.3	18.4	19.6	20.4	20.9	21.5	17%
Commercial	19.1	19.4	20.3	21.4	21.7	23.0	21.9	8%
Total	$277.3	$286.0	$293.2	$302.6	$307.2	$305.1	$291.7	(1)%

Average Deposits (and other Customer Liability Balances)
Checking, Savings & Money Market Deposits	$88.1	$90.7	$90.6	$90.0	$92.7	$97.4	$95.0	5%
Time Deposits, CDs and Other	29.3	28.0	30.2	32.0	30.0	24.4	25.8	(15)%
Consumer Banking Deposits	117.4	118.7	120.8	122.0	122.7	121.8	120.8	—
Transaction Services	51.0	59.0	54.0	61.0	61.0	52.0	54.0	—
Global Wealth Management	67.6	66.6	69.4	73.0	80.0	78.0	76.0	10%
Total	$236.0	$244.3	$244.2	$256.0	$263.7	$251.8	$250.8	3%

Global Wealth Management Assets Under Fee-Based Management	$377	$398	$402	$391	$364	$357	$314	(22)%
Global Wealth Management Total Client Assets	$1,312	$1,375	$1,389	$1,356	$1,273	$1,242	$1,146	(17)%

Consumer Banking Investment Sales	$1.5	$1.4	$1.3	$1.4	$1.5	$1.3	$1.2	(8)%
Consumer Banking Investment AUMs	$34.9	$37.0	$37.9	$37.5	$34.4	$34.4	$30.7	(19)%

Branches / Offices
Citibank	993	1,001	1,015	1,046	1,051	1,030	1,010	—
CitiFinancial	2,494	2,431	2,466	2,498	2,517	2,526	2,449	(1)%
Global Wealth Management Offices	642	700	697	683	683	674	658	(6)%
Total	4,129	4,132	4,178	4,227	4,251	4,230	4,117	(1)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	1.34%	1.31%	1.43%	1.96%	2.45%	2.83%	3.50%

Loans 90+Days Past Due (in millions)	$4,489	$4,929	$6,098	$7,349	$8,115	$8,957	$10,486	72%
% of EOP Loans	1.40%	1.50%	1.80%	2.10%	2.34%	2.70%	3.14%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

EMEA (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$1,410	$1,817	$1,922	$1,918	$2,104	$2,367	$2,066	7%	$5,149	$6,537	27%
Non-Interest Revenue	2,434	2,391	806	(3,480)	(516)	899	1,209	50%	5,631	1,592	(72)%
Total Revenues, Net of Interest Expense	3,844	4,208	2,728	(1,562)	1,588	3,266	3,275	20%	10,780	8,129	(25)%
Total Operating Expenses	2,599	2,794	2,362	3,109	3,072	2,888	2,504	6%	7,755	8,464	9%
Net Credit Losses	167	181	333	340	345	447	513	54%	681	1,305	92%
Credit Reserve Build / (Release)	254	40	286	213	110	165	474	66%	580	749	29%
Provision for Benefits & Claims	1	1	1	1	1	—	1	—	3	2	(33)%
Provision for Loan Losses and for Benefits and Claims	422	222	620	554	456	612	988	59%	1,264	2,056	63%
Income (Loss) Before Taxes and Minority Interest	823	1,192	(254)	(5,225)	(1,940)	(234)	(217)	15%	1,761	(2,391)	NM
Income Taxes (Benefits)	113	257	(255)	(1,951)	(802)	(127)	(254)	0%	115	(1,183)	NM
Minority Interest, Net of Tax	17	25	21	22	21	21	28	33%	63	70	11%
Net Income (Loss)	$693	$910	$(20)	$(3,296)	$(1,159)	$(128)	$9	NM	$1,583	$(1,278)	NM
Average Assets (in billions of dollars)	$348	$405	$440	$431	$432	$373	$364	(17)%	$398	$390	(2)%
Return on Assets	0.81%	0.90%	(0.02)%	(3.03)%	(1.08)%	(0.14)%	0.01%		0.53%	(0.44)%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$7.2	$11.6	$14.2	$15.1	$15.7	$16.5	$16.2	14%
Consumer Banking	17.6	21.9	24.0	25.2	25.1	26.1	25.3	5%
Corporate	68.2	75.0	81.2	78.2	73.2	70.4	61.9	(24)%
Global Wealth Management	5.4	7.3	8.9	8.8	9.2	10.0	10.0	12%
Total	$98.4	$115.8	$128.3	$127.3	$123.2	$123.0	$113.4	(12)%

Average Consumer Banking Loans
Residential Real Estate	$6.7	$8.0	$8.6	$9.1	$8.7	$9.0	$8.6	—
Personal	9.8	12.8	14.2	14.9	15.0	15.7	15.3	8%
Commercial and other	1.1	1.1	1.2	1.2	1.4	1.4	1.4	17%
Total	$17.6	$21.9	$24.0	$25.2	$25.1	$26.1	$25.3	5%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$20.4	$29.0	$34.5	$35.2	$36.0	$35.5	$32.6	(6)%
Transaction Services	79.0	88.0	94.0	99.0	105.0	110.0	109.0	16%
Global Wealth Management	18.0	19.0	22.0	23.0	22.0	18.0	19.0	(14)%
Total	$117.4	$136.0	$150.5	$157.2	$163.0	$163.5	$160.6	7%

Global Wealth Management Assets Under Fee-Based Management	$19	$21	$21	$21	$20	$19	$17	(19)%
Global Wealth Management Total Client Assets	$65	$69	$72	$69	$65	$63	$57	(21)%

Consumer Banking Investment Sales	$2.2	$2.1	$2.1	$2.7	$2.2	$1.6	$1.3	(38)%
Consumer Banking Investment AUMs	$13.1	$14.6	$15.4	$15.8	$15.5	$13.7	$11.5	(25)%

Branches / Offices
Citibank	435	436	444	455	496	491	497	12%
CitiFinancial	306	308	310	317	317	259	262	(15)%
Global Wealth Management Offices	27	28	28	29	29	29	29	4%
Total	768	772	782	801	842	779	788	1%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	2.71%	2.34%	3.07%	2.02%	2.94%	3.11%	3.52%

Loans 90+Days Past Due (in millions)	$503	$647	$649	$555	$644	$751	$810	25%
% of EOP Loans	1.98%	1.73%	1.66%	1.40%	1.53%	1.72%	2.02%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

LATIN AMERICA (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$1,503	$1,776	$1,933	$1,939	$2,015	$2,169	$2,061	7%	$5,212	$6,245	20%
Non-Interest Revenue	1,366	1,287	2,061	1,702	1,921	1,275	1,017	(51)%	4,714	4,213	(11)%
Total Revenues, Net of Interest Expense	2,869	3,063	3,994	3,641	3,936	3,444	3,078	(23)%	9,926	10,458	5%
Total Operating Expenses	1,479	1,653	1,830	1,815	1,487	1,822	1,849	1%	4,962	5,158	4%
Net Credit Losses	246	175	361	381	503	575	657	82%	782	1,735	NM
Credit Reserve Build / (Release)	17	151	232	131	224	165	252	9%	400	641	60%
Provision for Benefits & Claims	52	26	47	48	54	45	59	26%	125	158	26%
Provision for Loan Losses and for Benefits and Claims	315	352	640	560	781	785	968	51%	1,307	2,534	94%
Income Before Taxes and Minority Interest	1,075	1,058	1,524	1,266	1,668	837	261	(83)%	3,657	2,766	(24)%
Income Taxes	290	270	439	327	472	178	(20)	NM	999	630	(37)%
Minority Interest, Net of Tax	—	1	1	—	1	1	1	—	2	3	50%
Net Income	$785	$787	$1,084	$939	$1,195	$658	$280	(74)%	$2,656	$2,133	(20)%
Average Assets (in billions of dollars)	$129	$144	$150	$155	$153	$159	$156	4%	$141	$156	11%
Return on Assets	2.47%	2.19%	2.87%	2.40%	3.14%	1.66%	0.71%		2.52%	1.83%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$10.2	$11.7	$12.3	$13.5	$14.1	$14.7	$14.6	19%
Consumer Banking	11.2	13.1	13.9	14.6	14.6	15.6	16.0	15%
Corporate	23.1	27.8	29.7	31.3	29.1	28.8	27.4	(8)%
Global Wealth Management	2.2	2.2	2.6	2.6	2.5	3.0	3.0	15%
Total	$46.7	$54.8	$58.5	$62.0	$60.3	$62.1	$61.0	4%

Average Consumer Banking Loans
Residential Real Estate	$2.6	$2.6	$2.6	$2.7	$3.3	$3.6	$3.6	38%
Personal	3.6	4.4	4.6	5.0	5.0	5.5	5.3	15%
Commercial and other	5.0	6.1	6.7	6.9	6.3	6.5	7.1	6%
Total	$11.2	$13.1	$13.9	$14.6	$14.6	$15.6	$16.0	15%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$34.3	$38.1	$39.0	$40.3	$41.4	$41.3	$40.9	5%
Transaction Services	12.0	12.0	18.0	20.0	20.0	20.0	20.0	11%
Global Wealth Management	7.0	9.0	9.0	10.0	9.0	9.0	7.0	(22)%
Total	$53.3	$59.1	$66.0	$70.3	$70.4	$70.3	$67.9	3%

Global Wealth Management Assets Under Fee-Based Management	$13	$14	$14	$14	$13	$13	$11	(21)%
Global Wealth Management Total Client Assets	$44	$48	$49	$47	$47	$47	$41	(16)%

Consumer Banking Investment Sales	$18.3	$17.5	$16.2	$13.2	$14.6	$15.4	$16.2	0%
Consumer Banking Investment AUMs	$30.2	$32.1	$33.4	$33.9	$34.5	$37.4	$32.9	(1)%

Branches / Offices
Citibank	1,838	1,954	1,977	2,063	2,066	2,071	2,055	4%
CitiFinancial	672	672	674	671	568	564	533	(21)%
Global Wealth Management Offices	13	12	13	13	11	11	10	(23)%
Total	2,523	2,638	2,664	2,747	2,645	2,646	2,598	(2)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	4.89%	3.48%	5.86%	5.86%	6.96%	7.64%	8.64%

Loans 90+Days Past Due (in millions)	$720	$843	$891	$1,008	$1,121	$1,182	$1,129	27%
% of EOP Loans	3.18%	3.30%	3.30%	3.48%	3.86%	3.84%	3.87%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ASIA Page 1 (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)
ASIA

Net Interest Revenue	$2,103	$1,920	$2,162	$2,105	$2,419	$2,484	$2,514	16%	$6,185	$7,417	20%
Non-Interest Revenue	1,718	2,870	2,657	3,293	2,168	2,111	1,954	(26)%	7,245	6,233	(14)%
Total Revenues, Net of Interest Expense	3,821	4,790	4,819	5,398	4,587	4,595	4,468	(7)%	13,430	13,650	2%
Total Operating Expenses	1,909	2,465	2,928	2,843	2,834	2,788	2,612	(11)%	7,302	8,234	13%
Net Credit Losses	475	497	531	560	599	634	660	24%	1,503	1,893	26%
Credit Reserve Build / (Release)	68	11	301	(47)	128	147	372	24%	380	647	70%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	543	508	832	513	727	781	1,032	24%	1,883	2,540	35%
Income Before Taxes and Minority Interest	1,369	1,817	1,059	2,042	1,026	1,026	824	(22)%	4,245	2,876	(32)%
Income Taxes	297	533	249	518	273	250	127	(49)%	1,079	650	(40)%
Minority Interest, Net of Tax	—	34	—	63	(12)	4	2	—	34	(6)	NM
Net Income	$1,072	$1,250	$810	$1,461	$765	$772	$695	(14)%	$3,132	$2,232	(29)%
Average Assets (in billions of dollars)	$249	$298	$375	$362	$364	$354	$273	(27)%	$307	$330	7%
Return on Assets	1.75%	1.68%	0.86%	1.60%	0.85%	0.88%	1.01%		1.36%	0.90%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$415	$344	$263	$113	$264	$173	$224	(15)%	$1,022	$661	(35)%
Non-Interest Revenue	7	1	1	13	13	3	1	0%	9	17	89%
Total Revenues, Net of Interest Expense	422	345	264	126	277	176	225	(15)%	1,031	678	(34)%
Total Operating Expenses	126	102	251	97	95	101	84	(67)%	479	280	(42)%
Net Credit Losses	302	302	324	314	317	314	295	(9)%	928	926	0%
Credit Reserve Build / (Release)	4	14	161	—	—	—	91	(43)%	179	91	(49)%
Provision for Benefits & Claims	—	—	—	—	—	—	1	—	—	1	—
Provision for Loan Losses and for Benefits and Claims	306	316	485	314	317	314	387	(20)%	1,107	1,018	(8)%
Income Before Taxes and Minority Interest	(10)	(73)	(472)	(285)	(135)	(239)	(246)	48%	(555)	(620)	(12)%
Income Taxes	(12)	(33)	(174)	(101)	(49)	(85)	(87)	50%	(219)	(221)	(1)%
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—	—
Net Income	$2	$(40)	$(298)	$(184)	$(86)	$(154)	$(159)	47%	$(336)	$(399)	(19)%
Average Assets (in billions of dollars)	$10	$10	$9	$9	$9	$8	$8	(11)%	$10	$8	(20)%
Return on Assets	0.08%	(1.60)%	(13.14)%	(8.11)%	(3.84)%	(7.74)%	(7.91)%		(4.49)%	(6.66)%

ASIA EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$1,688	$1,576	$1,899	$1,992	$2,155	$2,311	$2,290	21%	$5,163	$6,756	31%
Non-Interest Revenue	1,711	2,869	2,656	3,280	2,155	2,108	1,953	(26)%	7,236	6,216	(14)%
Total Revenues, Net of Interest Expense	3,399	4,445	4,555	5,272	4,310	4,419	4,243	(7)%	12,399	12,972	5%
Total Operating Expenses	1,783	2,363	2,677	2,746	2,739	2,687	2,528	(6)%	6,823	7,954	17%
Net Credit Losses	173	195	207	246	282	320	365	76%	575	967	68%
Credit Reserve Build / (Release)	64	(3)	140	(47)	128	147	281	101%	201	556	NM
Provision for Benefits & Claims	—	—	—	—	—	—	(1)	—	—	(1)	—
Provision for Loan Losses and for Benefits and Claims	237	192	347	199	410	467	645	86%	776	1,522	96%
Income Before Taxes and Minority Interest	1,379	1,890	1,531	2,327	1,161	1,265	1,070	(30)%	4,800	3,496	(27)%
Income Taxes	309	566	423	619	322	335	214	(49)%	1,298	871	(33)%
Minority Interest, Net of Tax	—	34	—	63	(12)	4	2	—	34	(6)	NM
Net Income	$1,070	$1,290	$1,108	$1,645	$851	$926	$854	(23)%	$3,468	$2,631	(24)%
Average Assets (in billions of dollars)	$239	$288	$366	$353	$355	$346	$265	(28)%	$298	$322	8%
Return on Assets	1.82%	1.80%	1.20%	1.85%	0.96%	1.08%	1.28%		1.56%	1.09%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ASIA Page 2 (In millions of dollars)

								3Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$13.2	$13.9	$14.8	$16.0	$17.1	$17.6	$17.3	17%
Consumer Banking (excluding CF Japan)	43.4	45.3	46.4	49.5	51.9	51.6	49.9	8%
Corporate	42.7	46.9	48.4	48.3	45.2	43.6	40.1	(17)%
Global Wealth Management	8.0	9.1	11.3	11.6	12.4	13.0	13.0	15%
	107.3	115.2	120.9	125.4	126.6	125.8	120.3	—
Consumer Finance Japan	9.0	8.5	8.5	8.5	8.9	8.4	7.8	(8)%
Total	$116.3	$123.7	$129.4	$133.9	$135.5	$134.2	$128.1	(1)%

Average Consumer Banking Loans (excluding CF Japan)
Residential Real Estate	$23.9	$24.6	$24.7	$26.5	$28.4	$28.4	$27.1	10%
Personal	8.6	9.3	9.9	10.7	11.1	11.1	10.8	9%
Commercial and other	10.9	11.4	11.8	12.3	12.4	12.1	12.0	1%
Total	$43.4	$45.3	$46.4	$49.5	$51.9	$51.6	$49.9	8%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$86.6	$87.7	$88.8	$92.9	$97.7	$96.8	$92.5	4%
Transaction Services	73.0	80.0	90.0	97.0	97.0	94.0	90.0	0%
Global Wealth Management	19.4	18.4	18.6	21.0	21.0	22.0	22.0	18%
Total	$179.0	$186.1	$197.4	$210.9	$215.7	$212.8	$204.5	4%

Global Wealth Management Assets Under Fee-Based Management	$9	$76	$78	$81	$84	$80	$73	(6)%
Global Wealth Management Total Client Assets	$72	$296	$310	$312	$322	$310	$288	(7)%

Consumer Banking Investment Sales	$10.9	$13.6	$13.8	$16.0	$10.0	$9.5	$6.1	(56)%
Consumer Banking Investment AUMs	$48.1	$52.4	$57.1	$59.1	$54.3	$53.1	$44.9	(21)%

Branches / Offices
Citibank	428	428	434	484	492	492	495	14%
CitiFinancial (excluding Japan)	640	641	643	662	612	555	555	(14)%
Global Wealth Management Offices	23	132	133	136	136	134	134	1%
	1,091	1,201	1,210	1,282	1,240	1,181	1,184	(2)%
Consumer Finance Japan	51	51	51	51	41	36	19	(63)%
Total	1,142	1,252	1,261	1,333	1,281	1,217	1,203	(5)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	2.95%	2.95%	3.02%	2.89%	2.99%	3.16%	3.32%

Loans 90+Days Past Due (in millions)	$658	$657	$697	$706	$765	$798	$747	7%
% of EOP Loans	0.99%	0.96%	0.98%	0.93%	0.98%	1.03%	1.04%

Reclassified to conform to the current period’s presentation.

CITIGROUP — RETURN ON CAPITAL (1)

	Average Risk Capital ($M) (2)			Return on Risk Capital			Return on Invested Capital
	Third Quarter 2007	Second Quarter 2008	Third Quarter 2008	Third Quarter 2007	Second Quarter 2008	Third Quarter 2008	Third Quarter 2007	Second Quarter 2008	Third Quarter 2008

Global Cards	$8,722	$15,233	$14,520	66%	12%	(25)%	29%	7%	(13)%
Consumer Banking	21,221	29,978	30,965	3%	(11)%	(14)%	2%	(6)%	(8)%
Institutional Clients Group (ICG):
Securities and Banking	35,592	51,944	47,551	(4)%	(21)%	(24)%	(4)%	(16)%	(18)%
Transaction Services	1,827	2,109	1,873	128%	134%	174%	67%	63%	79%
Total Institutional Clients Group (ICG)	37,419	54,053	49,424	3%	(15)%	(16)%	1%	(11)%	(12)%

Global Wealth Management	3,164	4,131	3,847	61%	39%	38%	23%	15%	15%

Corporate / Other	4,144	4,736	4,794	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (2)	$74,670	$108,131	$103,550	11%	(9)%	(13)%

Total Citigroup - Return on Invested Capital (2) (3)							7%	(10)%	(12)%

(1)     Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)     Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)     Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
In millions of dollars	Third Quarter 2007	Second Quarter 2008	Third Quarter 2008 (5)	Third Quarter 2007	Second Quarter 2008	Third Quarter 2008	Third Quarter 2007		Second Quarter 2008	Third Quarter 2008 (5)
Assets:
Deposits with Banks	$60,972	$63,952	$66,922	$855	$773	$803	5.56%		4.86%	4.77%
Fed Funds Sold and Resale Agreements (6)	369,561	241,854	234,337	5,090	2,377	2,222	5.46%		3.95%	3.77%
Trading Account Assets (7)	487,688	410,346	368,657	5,156	4,644	4,154	4.19%		4.55%	4.48%
Investments (1)	257,894	222,055	225,178	3,340	2,548	2,597	5.14%		4.62%	4.59%
Consumer Loans	531,236	565,339	546,319	12,089	12,208	11,925	9.03%		8.69%	8.68%
Corporate Loans	202,349	189,262	172,603	4,252	3,733	3,603	8.34%		7.93%	8.30%
Total Loans (net of Unearned Income)	733,585	754,601	718,922	16,341	15,941	15,528	8.84%		8.50%	8.59%
Other Interest-Earning Assets	97,506	94,129	92,022	1,485	1,089	878	6.04%		4.65%	3.80%
Total Average Interest-Earning Assets	$2,007,206	$1,786,937	$1,706,308	$32,267	$27,372	$26,182	6.38%		6.16%	6.11%

Liabilities:
Deposits	$707,268	$710,138	$674,617	$7,456	$5,082	$4,915	4.18%		2.88%	2.90%
Fed Funds Purchased and Repurchase Agreements (6)	428,281	283,347	262,380	6,431	2,964	2,737	5.96%		4.21%	4.15%
Trading Account Liabilities (7)	117,854	75,948	73,040	371	456	290	1.25%		2.41%	1.58%
Short-Term Borrowings	263,450	217,767	197,951	1,965	994	935	2.96%		1.84%	1.88%
Long-Term Debt (8)	315,351	353,333	362,631	4,200	3,911	3,899	5.28%		4.45%	4.28%
Total Average Interest-Bearing Liabilities	$1,832,204	$1,640,533	$1,570,619	$20,423	$13,407	$12,776	4.42%		3.29%	3.24%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,844	$13,965	$13,406	2.34%		3.14%	3.13%

3Q08 Increase From							79	bps	(1) bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $34 million for the 2007 third quarter, $65 million for the 2008 second quarter and $51 million for the 2008 third quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.
(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average Rate % is calculated as annualized interest over average volumes.
(5)	Preliminary
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

In addition, the majority of the funding provided by Corporate Treasury to CitiCapital operations is excluded from this line.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude discontinued operations.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS

(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due (1)			EOP Loans	Net Credit Losses (1)			Average Loans
	3Q07	2Q08	3Q08	3Q08	3Q07	2Q08	3Q08	3Q08
PRODUCT VIEW:
Global Cards
North America	$725	$887	$946	$43.2	$455	$687	$766	$41.8
Ratio	1.80%	2.21%	2.19%		4.37%	6.46%	7.30%
EMEA	264	309	330	15.8	175	161	180	16.2
Ratio	1.81%	1.81%	2.08%		4.90%	3.94%	4.41%
Latin America	473	625	597	13.7	299	417	484	14.6
Ratio	3.67%	4.16%	4.36%		9.65%	11.41%	13.16%
Asia	218	274	263	16.7	116	147	158	17.3
Ratio	1.43%	1.53%	1.57%		3.11%	3.37%	3.63%
Consumer Banking
North America	5,373	8,070	9,540	291.1	749	1,764	2,166	291.7
Ratio	1.80%	2.76%	3.28%		1.01%	2.33%	2.95%
EMEA	385	442	480	24.3	121	168	188	25.3
Ratio	1.57%	1.66%	1.97%		1.99%	2.59%	2.95%
Latin America	418	557	532	15.5	88	158	182	16.0
Ratio	2.96%	3.54%	3.43%		2.51%	4.08%	4.53%
Asia	479	524	484	55.3	415	462	469	57.7
Ratio	0.85%	0.87%	0.88%		3.00%	3.10%	3.23%
Global Wealth Management	31	80	147	63.4	1	(1)	1	64.0
Ratio	0.05%	0.13%	0.23%		0.00%	(0.01)%	0.01%
On-Balance Sheet Loans (2)	$8,366	$11,768	$13,319	$539.0	$2,419	$3,963	$4,594	$544.6
Ratio	1.56%	2.14%	2.47%		1.82%	2.82%	3.35%
Securitized Receivables (all in NA Cards)	1,595	2,163	2,248	107.9	1,198	1,771	1,935	108.8
Loans Held-for-Sale	40	—	—	—	—	—	—	—
Managed Loans (3)	$10,001	$13,931	$15,567	$646.9	$3,617	$5,734	$6,529	$653.4
Ratio	1.56%	2.11%	2.41%		2.28%	3.43%	3.97%
REGIONAL VIEW:
North America	$6,125	$9,033	$10,626	$372.8	$1,205	$2,450	$2,933	$371.5
Ratio	1.63%	2.43%	2.85%		1.29%	2.55%	3.13%
EMEA	650	752	813	49.4	296	329	367	51.5
Ratio	1.37%	1.38%	1.65%		2.49%	2.52%	2.83%
Latin America	891	1,182	1,130	32.3	387	575	666	33.6
Ratio	3.01%	3.50%	3.50%		5.34%	6.99%	7.85%
Asia	700	801	750	84.5	531	609	628	88.0
Ratio	0.84%	0.88%	0.89%		2.60%	2.71%	2.84%
On-Balance Sheet Loans (2)	$8,366	$11,768	$13,319	$539.0	$2,419	$3,963	$4,594	$544.6
Ratio	1.56%	2.14%	2.47%		1.82%	2.82%	3.35%
Securitized Receivables (all in NA Cards)	1,595	2,163	2,248	107.9	1,198	1,771	1,935	108.8
Loans Held-for-Sale	40	—	—	—	—	—	—	—
Managed Loans (3)	$10,001	$13,931	$15,567	$646.9	$3,617	$5,734	$6,529	$653.4
Ratio	1.56%	2.11%	2.41%		2.28%	3.43%	3.97%

(1)     The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)     Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $3 billion and $3 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)     This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis.  Only N.A. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 1 to the Global Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$8,940	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777		$8,940	$16,117
Gross Credit (Losses)	(2,548)	(2,627)	(3,013)	(4,251)	(4,247)	(4,969)	(5,467)	(81)%	(8,188)	(14,683)	(79)%
Gross Recoveries	606	685	560	662	609	649	547	(2)%	1,851	1,805	(2)%
Net Credit (Losses) / Recoveries (NCL’s)	(1,942)	(1,942)	(2,453)	(3,589)	(3,638)	(4,320)	(4,920)	(101)%	(6,337)	(12,878)	NM
NCL’s	1,942	1,942	2,453	3,589	3,638	4,320	4,920	101%	6,337	12,878	NM
Reserve Releases (1)	(36)	—	—	(4)	(89)	(115)	(56)	—	(36)	(260)	NM
Reserve Builds (1)	627	496	1,983	3,537	1,885	2,646	3,483	76%	3,106	8,014	NM
Specific Reserve Releases / Utilizations	(30)	(65)	(50)	(9)	(35)	(29)	(13)	74%	(145)	(77)	47%
Specific Reserve Builds	43	—	197	205	170	159	614	NM	240	943	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	3	9	(2)	2	8	2	(5)	NM	10	5	(50)%
Provision for Loan Losses	2,549	2,382	4,581	7,320	5,577	6,983	8,943	95%	9,512	21,503	NM
Other (2)	(37)	431	219	(342)	201	(143)	(795)		613	(737)	NM
Allowance for Loan Losses at End of Period (a)	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005		$12,728	$24,005
Corporate Allowance for Unfunded Lending Commitments (3) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107	$957		$1,150	$957
Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)	$(150)		$50	$(293)
Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,610	$11,481	$13,878	$17,367	$19,507	$21,884	$24,962		$13,878	$24,962
Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	1.53%	1.55%	1.79%	2.23%	2.47%	2.93%	3.48%

(1)          Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.  Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $1,443 million, $882 million and $443 million as of September 30 2008, June 30 2008 and March 31, 2008, respectively.

(2)          Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

– For the 2008 third quarter, reductions to the credit loss reserves of $23 million related to securitizations, reductions of $244 million related to the pending sale of Germany and reductions of approximately $400 million related to foreign currency translation.

– For the 2008 second quarter, reductions to the credit loss reserves of $21 million related to securitizations, reductions of $156 million related to the sale of CitiCapital and additions of $56 million related to purchase price adjustments for the Cuscatlan acquisition.

– For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

– For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

– For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.  Additionally includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million.

– For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

– For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.

(3)          Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM  Not meaningful

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS (1) (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)
Allowance for Loan Losses at Beginning of Period	$6,006	$6,348	$7,210	$9,203	$12,393	$14,368	$16,507		$6,006	$12,393
Gross Credit (Losses)	(2,509)	(2,577)	(2,919)	(3,486)	(4,110)	(4,587)	(5,107)	(75)%	(8,005)	(13,804)	(72)%
Gross Recoveries	548	596	500	592	573	624	513	3%	1,644	1,710	4%
Net Credit (Losses) / Recoveries (NCL’s)	(1,961)	(1,981)	(2,419)	(2,894)	(3,537)	(3,963)	(4,594)	(90)%	(6,361)	(12,094)	(90)%
NCL’s	1,961	1,981	2,419	2,894	3,537	3,963	4,594	90%	6,361	12,094	90%
Reserve Releases (2)	(26)	—	—	(4)	(29)	—	(13)	—	(26)	(42)	(62)%
Reserve Builds (2)	327	490	1,982	3,533	1,825	2,257	3,135	58%	2,799	7,217	NM
Specific Reserve Releases / Utilizations	(5)	(31)	(10)	(5)	(3)	—	—	100%	(46)	(3)	93%
Specific Reserve Builds	37	—	36	20	2	39	139	NM	73	180	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses	2,294	2,440	4,427	6,438	5,332	6,259	7,855	77%	9,161	19,446	NM
Other (3)	9	403	(15)	(354)	180	(157)	(689)		397	(666)	NM
Allowance for Loan Losses at End of Period	$6,348	$7,210	$9,203	$12,393	$14,368	$16,507	$19,079		$9,203	$19,079
Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.66%	1.57%	1.82%	2.07%	2.52%	2.82%	3.35%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.22%	1.31%	1.61%	2.09%	2.41%	2.89%	3.51%

(1)	Includes loans made to Global Wealth Management clients.
(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio. Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $1,443 million, $882 million and $443 million as of September 30 2008, June 30 2008 and March 31, 2008, respectively.
(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

– For the 2008 third quarter, reductions to the credit loss reserves of $23 million related to securitizations, reductions of $244 million related to the pending sale of Germany and reductions of approximately $500 million related to foreign currency translation.

– For the 2008 second quarter, reductions to the credit loss reserves of $21 million related to securitizations, reductions of $156 million related to the sale of CitiCapital and additions of $56 million related to purchase price adjustments for the Cuscatlan acquisition.

– For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

– For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

– For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.

– For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

– For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno. The 2007 first quarter also includes $41million related to the reorganization of the KorAm loan portfolio.

NM  Not meaningful

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS (1) (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$2,934	$3,162	$3,171	$3,525	$3,724	$3,889	$4,270		$2,934	$3,724
Gross Credit (Losses)	(39)	(50)	(94)	(765)	(137)	(382)	(360)	NM	(183)	(879)	NM
Gross Recoveries	58	89	60	70	36	25	34	(43)%	207	95	(54)%
Net Credit (Losses) / Recoveries (NCL’s)	19	39	(34)	(695)	(101)	(357)	(326)	NM	24	(784)	NM
NCL’s	(19)	(39)	34	695	101	357	326	NM	(24)	784	NM
Reserve Releases (2)	(10)	—	—	—	(60)	(115)	(43)	—	(10)	(218)	NM
Reserve Builds (2)	300	6	1	4	60	389	348	NM	307	797	NM
Specific Reserve Releases / Utilizations	(25)	(34)	(40)	(4)	(32)	(29)	(13)	68%	(99)	(74)	25%
Specific Reserve Builds	6	—	161	185	168	120	475	—	167	763	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	3	9	(2)	2	8	2	(5)	NM	10	5	(50)%
Provision for Loan Losses	255	(58)	154	882	245	724	1,088	NM	351	2,057	NM
Other (3)	(46)	28	234	12	21	14	(106)		216	(71)	NM
Allowance for Loan Losses at End of Period (a)	$3,162	$3,171	$3,525	$3,724	$3,889	$4,270	$4,926		$3,525	$4,926
Net Corporate Credit (Losses) (actual, not annualized) as a Percentage of Average Corporate Loans	NM	NM	0.02%	0.34%	0.05%	0.19%	0.19%
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	1.81%	1.65%	1.74%	2.01%	2.02%	2.43%	2.84%
Corporate Allowance for Unfunded Lending Commitments (4) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107	$957		$1,150	$957
Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)	$(150)		$50	$(293)
Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$4,262	$4,271	$4,675	$4,974	$5,139	$5,377	$5,883		$4,675	$5,883
Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.45%	2.23%	2.30%	2.68%	2.66%	3.06%	3.39%

(1)	Includes Loans related to the Corporate / Other segment.
(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

- The 2007 first quarter includes the reclassification to Consumer Loans of $41 million related to the reorganization of the KorAm loan portfolio.
- The 2007 second quarter includes the acquisition of Grupo Cuscatlan of $18 million.

-  The 2007 third quarter includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million and the transfer of units into Markets & Banking that were previously held as Consumer of $43 million.

-  The 2008 first quarter includes adjustments for the transfer of business units from U.S. Consumer to Markets & Banking of $21 million and ($15) million for the release of reserves related to the contribution of certain assets  of Citi Chile to Banco de Chile.

- The 2008 third quarter includes adjustments primarily related to foreign currency translation.
(4)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
NM	Not meaningful

CITIGROUP – COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

								3Q08 vs.	Nine	Nine	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	(Decrease)	2007	2008	(Decrease)
Global Cards
Net Credit Losses	$865	$847	$1,045	$1,120	$1,248	$1,412	$1,588	52%	$2,757	$4,248	54%
Credit Reserve Build / (Release)	(9)	426	503	652	623	583	1,069	NM	920	2,275	NM
North America
Net Credit Losses	485	453	455	661	614	687	766	68%	1,393	2,067	48%
Credit Reserve Build / (Release)	(31)	223	172	544	313	334	481	NM	364	1,128	NM
EMEA
Net Credit Losses	57	79	175	29	140	161	180	3%	311	481	55%
Credit Reserve Build / (Release)	13	72	68	(8)	37	81	142	NM	153	260	70%
Latin America
Net Credit Losses	219	200	299	307	359	417	484	62%	718	1,260	75%
Credit Reserve Build / (Release)	3	139	168	81	249	127	286	70%	310	662	NM
Asia
Net Credit Losses	104	115	116	123	135	147	158	36%	335	440	31%
Credit Reserve Build / (Release)	6	(8)	95	35	24	41	160	68%	93	225	NM

Consumer Banking
Net Credit Losses	1,096	1,134	1,373	1,774	2,279	2,552	$3,005	NM	3,603	7,836	NM
Credit Reserve Build / (Release)	325	21	1,449	2,877	1,161	1,672	2,128	47%	1,795	4,961	NM
North America
Net Credit Losses	575	620	749	1,071	1,539	1,764	2,166	NM	1,944	5,469	NM
Credit Reserve Build / (Release)	224	24	1,122	2,748	1,033	1,496	1,861	66%	1,370	4,390	NM
EMEA
Net Credit Losses	109	116	121	178	159	168	188	55%	346	515	49%
Credit Reserve Build / (Release)	70	(36)	68	99	34	49	86	26%	102	169	66%
Latin America
Net Credit Losses	39	15	88	109	137	158	182	NM	142	477	NM
Credit Reserve Build / (Release)	—	24	59	32	(5)	31	(13)	NM	83	13	(84)%
Asia
Net Credit Losses	373	383	415	416	444	462	469	13%	1,171	1,375	17%
Credit Reserve Build / (Release)	31	9	200	(2)	99	96	194	(3)%	240	389	62%

Global Wealth Management:
Net Credit Losses	—	—	1	—	10	(1)	1	0%	1	10	NM
Credit Reserve Build / (Release)	17	12	56	15	11	41	64	14%	85	116	36%
Consumer Provision for Loan Losses	2,294	2,440	4,427	6,438	5,332	6,259	7,855	77%	9,161	19,446	NM
Consumer NCLs	1,961	1,981	2,419	2,894	3,537	3,963	4,594		6,361	12,094
Consumer Credit Reserve Build / (Release)	333	459	2,008	3,544	1,795	2,296	3,261		2,800	7,352

Institutional Clients Group (ICG):
Net Credit Losses	(20)	(37)	35	695	101	357	326	NM	(22)	784	NM
Credit Reserve Build / (Release)	274	(19)	120	187	144	367	762	NM	375	1,273	NM
Securities and Banking
Net Credit Losses	(25)	(38)	31	681	101	348	318	NM	(32)	767	NM
Credit Reserve Build / (Release)	274	(12)	120	216	142	358	761	NM	382	1,261	NM
Transaction Services
Net Credit Losses	5	1	4	14	—	9	8	100%	10	17	70%
Credit Reserve Build / (Release)	—	(7)	—	(29)	2	9	1	—	(7)	12	NM

Corporate / Other	1	(2)	(1)		—	—		100%	(2)	—	100%
Corporate Provision for Loan Losses	255	(58)	154	882	245	724	1,088	NM	351	2,057	NM
Total Provision for Loan Losses	$2,549	$2,382	$4,581	$7,320	$5,577	$6,983	$8,943	95%	$9,512	$21,503	NM

NM	Not meaningful
Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2007	2007	2007	2007	2008	2008	2008
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$19	$11	$11	$11	$6	$5	$5
Other	481	588	1,207	1,747	2,028	2,271	2,661
Total Corporate Cash-Basis Loans (1)	$500	$599	$1,218	$1,758	$2,034	$2,276	$2,666
Corporate Cash-Basis Loans
JENA (2)	$118	$204	$841	$1,320	$1,577	$1,939	$1,965
Other International (3)	382	395	377	438	457	337	701
Total Corporate Cash-Basis Loans (1)	$500	$599	$1,218	$1,758	$2,034	$2,276	$2,666
Corporate Cash-Basis Loans as a % of Total Corporate Loans (1)	0.29%	0.31%	0.60%	0.95%	1.05%	1.30%	1.54%
Total Consumer Cash-Basis Loans (1)	$4,578	$5,160	$6,137	$7,210	$8,301	$9,350	$10,877
Renegotiated Loans (includes Corporate and Commercial Business Loans)	$26	$27	$56	$118	$174	$184	$124
OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer	$470	$524	$596	$716	$1,008	$1,121	$1,200
ICG	348	219	348	512	545	489	402
TOTAL OTHER REAL ESTATE OWNED (4)	$818	$743	$944	$1,228	$1,553	$1,610	$1,602
OTHER REPOSSESSED ASSETS (5)	$77	$66	$86	$99	$107	$94	$81

(1)

Excludes purchased distressed loans. The carrying value of these loans was: $957 million at March 31, 2007, $1,013 million at June 30, 2007, $1,188 at September 30, 2007, $2,399 million at December 31, 2007, $2,224 million at March 31, 2008, $1,891 million at June 30, 2008, and $1,550 million at September 30, 2008.

(2)	JENA includes Japan, Western Europe and North America.
(3)	Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.
(4)	Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.
(5)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

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